(BULL LOGO)
Merrill Lynch Investment Managers


Semi-Annual Report
December 31, 2001


Merrill Lynch
Municipal Bond
Fund, Inc.


www.mlim.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch Municipal Bond Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



MERRILL LYNCH MUNICIPAL BOND FUND, INC.


Officers and Directors


Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Robert A. DiMella, Vice President
Peter J. Hayes, Vice President
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Walter C. O'Connor, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary


Vincent R. Giordano, Senior Vice President of Merrill Lynch
Municipal Bond Fund, Inc., has recently retired. The Fund's Board of Directors wishes Mr. Giordano well in his retirement.



Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863



Merrill Lynch Municipal Bond Fund, Inc., December 31, 2001


DEAR SHAREHOLDER


The Municipal Market Environment
Throughout most of the six-month period ended December 31, 2001, long-term fixed-income interest rates exhibited considerable volatility. Additionally, during the period, long-term US Treasury bond yields registered moderate declines, while long-term municipal bond yields rose slightly. From early summer through early September 2001, fixed-income yields generally declined. Weak economic growth, exemplified by declines in industrial production and large losses in employment, easily outweighed modest strength in consumer confidence and spending. The consensus was that a meaningful US economic recovery was unlikely before early 2002. Consequently, US equity markets remained under pressure and fixed-income instruments benefited. By the end of August 2001, the Federal Reserve Board had lowered its target for short-term interest rates to 3.50%, cutting interest rates by 300 basis points (3.00%) during the first eight months of 2001.

By early September there were some, albeit few, indications pointing toward the beginning of a US economic recovery. However, immediately following the tragedy of the World Trade Center and Pentagon attacks all such indications effectively vanished. After anemic economic growth of just 0.3% during the second quarter of 2001, US gross domestic product growth was recently reported to have declined 1.3% during the third quarter of 2001. The Federal Reserve Board quickly lowered short-term interest rates an additional 50 basis points immediately following the attacks, just prior to the reopening of the stock exchanges. This marked the eighth time this year the Federal Reserve Board had eased monetary conditions. Despite the events of September 11, the Federal Reserve Board noted that the nation's long-term economic prospects remained favorable.

Initially, long-term interest rates rose during the days following the September 11 attacks. The quick response by both Federal and state governments to stabilize, aid and revive US business activities quickly restored fixed-income investors' confidence. Investor attention again focused on weak US economic fundamentals and on a financial environment further impaired by the economic losses resulting from the attacks. In addition to the immediate loss of four days of equity trading and air transportation, including air cargo transfers, US consumer confidence was expected to be severely shaken, resulting in weaker consumer spending and, eventually, diminished business manufacturing. By September 30, 2001, US Treasury bond yields declined to 5.42%, their approximate level before the September attacks.

In early October, the Federal Reserve Board lowered short-term interest rates an additional 50 basis points to a target of 2.50%, the lowest rate in nearly 40 years. US economic reports continued to be very weak, pushing US equity prices lower in early October and bond prices higher. US military reprisals in Afghanistan also helped to support higher bond prices as investors sought the safe haven of US Treasury obligations. At October 31, 2001, the US Treasury announced that it would no longer issue 30-year maturity bonds triggering an explosive fixed-income rally as investors scrambled to purchase soon-to-be-unavailable issues. By the end of October, long-term US Treasury bond yields had declined to 4.87%, declining more than 50 basis points during the month. Despite an additional decrease in its short-term interest rate target to 1.75% by the Federal Reserve Board, long-term fixed-income markets were unable to hold their October gains. Rapid, significant US military success in Afghanistan, stronger-than-expected retail sales and recovering US equity markets combined to suggest to many investors that a US economic recovery was far more imminent than was expected earlier in the fall of 2001. Bond yields rose during November and December, as investors sold securities both to realize recent profits and in anticipation of an early reversal of Federal Reserve Board policy. By December 31, 2001, long-term US Treasury bond yields rose to approximately 5.45%. Over the last six months, however, the generally positive financial environment allowed US Treasury bond yields to decline approximately 30 basis points.

The municipal bond market displayed a very similar pattern during the November period. Long-term tax-exempt bond yields had generally declined through early September as strong investor demand easily outweighed sizable increases in new bond issuance. The disruption in the financial markets following the September 11 attacks also served to push tax-exempt bond yields higher. The municipal bond market was able to reorganize operations quickly and tax-exempt bond yields were able to decline in conjunction with US Treasury bond yields for the remainder of the period. While municipal bond yields were unable to match the dramatic declines witnessed in the US Treasury market, tax-exempt bond prices rose strongly during late October. At October 31, 2001, as measured by the Bond Buyer Revenue Bond Index, long-term municipal bond yields stood at 5.23%, a decline of approximately 20 basis points during October. Similar to its taxable counterpart, the long-term municipal bond market was also unable to maintain the improvements made in September and October. In addition to a slightly stronger financial environment, increased tax-exempt bond issuance during November and December also put upward pressure on municipal bond yields. By the end of December 2001, long-term tax-exempt revenue bond yields rose to approximately 5.60% while during the last six months, tax-exempt bond yields rose approximately 10 basis points.

Investor demand was solid throughout much of 2001. Reports stated that through November 2001, long-term municipal bond funds had net cash inflows of $12.4 billion compared to net outflows of more than $14.3 billion during the same period in 2000. Also, a number of mutual fund families raised over $2.5 billion in new closed-end tax-exempt bond funds during the summer of 2001. Perhaps most importantly, short-term municipal interest rates continued to move lower in response to Federal Reserve Board actions. Seasonal tax pressures this past March and April kept short-term municipal interest rates artificially high, although not as high as in recent years. As these pressures abated, short-term municipal interest rates declined to almost 1%. As interest rates declined, investors extended maturities to take advantage of the steep municipal bond yield curve. All of these factors contributed to a positive technical environment for municipal bonds in recent months.

Recent investor demand has not been strong enough to outweigh the continued dramatic increase in new tax-exempt bond issuance. Historically low municipal bond yields have continued to allow municipalities to refund outstanding, high-couponed debt. Over the past six months, more than $150 billion in long-term tax-exempt bonds was issued, an increase of over 40% compared to the same period a year ago. During the December 2001 quarter, the pace of tax-exempt bond issuance further strengthened with more than $90 billion in long-term municipal bonds underwritten, an increase of nearly 60% compared to the December 2000 quarter. During
December 2001, municipalities issued nearly $30 billion in tax-exempt bonds, an increase of more than 80% compared to December 2000 issuance. Recent increases in municipal bond issuance have put considerable pressure on the tax-exempt market, especially in the 10-year - 15-year maturity sector. A large number of bond financings in recent months have been heavily weighted in this maturity sector. Investor demand for these maturities, both institutional and retail, has been limited, in part, by seasonal, year-end factors. Also, demand for municipals, in general, has declined as recovering US equity markets have siphoned away interest in tax-exempt products.

Interest rates are likely to remain near current levels in early 2002, as US economic conditions are expected to remain weak. Going forward, however, business activity is likely to accelerate, perhaps significantly. Immediately after the September 11 attacks, the Federal Government announced a $45 billion aid package for New York City, Washington, DC and the airline industry, with additional fiscal aid packages also expected. The military response to these attacks will continue to require sizable increases in Defense Department spending. Eventually, this governmental spending will result in increased US economic activity, particularly in the construction and defense industries. This governmental stimulus, in conjunction with the actions already taken by the Federal Reserve Board, can be expected to generate significant increases in US gross domestic product growth some time in mid-2002.



Merrill Lynch Municipal Bond Fund, Inc., December 31, 2001


As inflationary pressures are expected to remain well-contained going forward, increased economic activity may not result in significant increases in long-term bond yields. Also, throughout much of 2001, the municipal bond market exhibited far less volatility than its taxable counterparts. Since the strong technical position that supported the tax-exempt bond market's performance for much of this year can be expected to continue going forward, any potential increases in municipal bond yields also can be expected to be minimal.


Portfolio Strategy
Insured Portfolio
The principal strategy for the Insured Portfolio was to adopt a more defensive market position during the past six months, which was a gradual process as interest rates fell. We structured higher-couponed securities, maturing in 15 years - 20 years in the new-issue market, whenever they were attractively priced. These securities captured approximately 95% of the yield available in the entire yield curve and exhibited considerably less price volatility than longer-maturity issues. In an effort to maintain a high current yield, we maintained low cash reserves and enhanced the Portfolio's exposure to inverse floaters. During the past six months, the Portfolio benefited from the aggressive monetary policy easing by the Federal Reserve Board. Lower short-term interest rates enabled the Portfolio's inverse floater holdings to significantly augment the Portfolio's yield. We expect to keep the Portfolio in this defensive position until there is a clearer picture of US economic recovery.


National Portfolio
During the six-month period ended December 31, 2001, we maintained National Portfolio's strategy of seeking to provide a competitive total return by enhancing current yield and muting net asset value price volatility. Our portfolio structure emphasized above-industry average couponing with relatively shorter duration, which cushioned negative price movements in the Portfolio's net asset value as the general level of long-term interest rates began to increase. We maintained a generous current yield by enhancing the Portfolio's allowable exposure to inverse floaters. The combination of aggressive Federal Reserve Board interest rate cuts throughout 2001 and extremely positive short-term technicals in the tax-exempt market led to a favorable reduction in our short-term borrowing costs for these derivative securities. Holding these securities allowed the Portfolio to generate a superior current return without reaching for yield by purchasing a greater percentage of non-investment-grade paper, which by December 31, 2001 was 8% of the Portfolio's holdings. At December 31, 2001, the Portfolio held minimal cash equivalent reserves, maintaining a defensive market stance through its structure, rather than a high cash position. This fully invested position also contributed to the Portfolio's ability to provide a higher degree of tax-exempt income to shareholders at a time when daily reserve rates were close to 1%. Interest rates backed up quite dramatically in the past two months, and it is our belief that there is a possibility of still higher yields into 2002. With this background in mind, we expect to maintain the Portfolio's defensive position, while seeking opportunities to put the Portfolio in a more aggressive stance at some point in 2002. We also expect to continue to emphasize above-average credit quality. At December 31, 2001, 75% of the Portfolio's assets were rated AA or higher by at least one of the major bond rating agencies.


Limited Maturity Portfolio
After a dramatic decline for most of the recent six-month period, short-term interest rates rose suddenly in November and into December. Indications that the economy might have reached bottom and subsequent concern of how much further the Federal Reserve Board would lower short-term interest rates caused the backup in interest rates. This also was true about interest rates on short-term municipal securities. From July through October 2001, we were aggressively structured in the Limited Maturity Portfolio with a maximum average maturity and no cash reserves. This allowed the Portfolio to participate in the decline in interest rates that occurred during this time. However, in early November, we began to reduce the average portfolio maturity by selling three-year - four-year maturities and raising cash. This continued into December as we ended the period with an average maturity of approximately 1.3 years, a decrease from 2.0 years at the end of October. Although the Portfolio's yield fell somewhat, our goal was to insulate as much principal value as possible in the rising interest rate environment.


In Conclusion
We appreciate your ongoing interest in Merrill Lynch Municipal Bond Fund, Inc., and we look forward to serving your investment needs in the months and years to come.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Kenneth A. Jacob)
Kenneth A. Jacob
Senior Vice President



(John M. Loffredo)
John M. Loffredo
Senior Vice President



(Robert A. DiMella)
Robert A. DiMella
Vice President and Portfolio Manager
Insured Portfolio



(Walter C. O'Connor)
Walter C. O'Connor
Vice President and Portfolio Manager
National Portfolio



(Peter Hayes)
Peter Hayes
Vice President and Portfolio Manager
Limited Maturity Portfolio



February 11, 2002



The Fund's transfer agency fee schedule has been amended. Under the revised schedule, the fees payable to Financial Data Services, Inc., the transfer agent for the Fund, now range from $16 to $23 per shareholder account (depending upon the level of service required) or 0.10%of account assets for certain accounts that participate in certain fee-based programs.



Merrill Lynch Municipal Bond Fund, Inc., December 31, 2001


PERFORMANCE DATA


About Fund
Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select PricingSM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees for Insured and National Portfolios. Limited Maturity Portfolio incurs a maximum initial sales charge (front-end load) of 1% and bears no ongoing distribution or account maintenance fees.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year for Insured and National Portfolios. Limited Maturity Portfolio is subject to a maximum contingent deferred sales charge of 1% if redeemed within one year of purchase. In addition, Insured and National Portfolios are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. Limited Maturity Portfolio is subject to a distribution fee of 0.20% and an account maintenance fee of 0.15%. All three classes of shares automatically convert to Class D Shares after approximately ten years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25% for Insured and National Portfolios. Limited Maturity Portfolio is subject to a distribution fee of 0.20% and an account maintenance fee of 0.15%. In addition, Class C Shares for all three Portfolios are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee) for Insured and National Portfolios. Limited Maturity Portfolio incurs a maximum initial sales charge of 1% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Insured Portfolio

Average Annual
Total Return


                                   % Return Without   % Return With
Class A Shares*                      Sales Charge     Sales Charge**

One Year Ended 12/31/01                  +4.88%           +0.68%
Five Years Ended 12/31/01                +5.12            +4.27
Ten Years Ended 12/31/01                 +5.99            +5.56

*Maximum sales charge is 4%.
**Assuming maximum sales charge.



                                       % Return          % Return
Class B Shares*                      Without CDSC      With CDSC**

One Year Ended 12/31/01                  +4.09%           +0.11%
Five Years Ended 12/31/01                +4.33            +4.33
Ten Years Ended 12/31/01                 +5.20            +5.20

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**Assuming payment of applicable contingent deferred sales charge.



                                       % Return          % Return
Class C Shares*                      Without CDSC      With CDSC**

One Year Ended 12/31/01                  +4.04%           +3.04%
Five Years Ended 12/31/01                +4.28            +4.28
Inception (10/21/94) through 12/31/01    +5.48            +5.48

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                   % Return Without   % Return With
Class D Shares*                      Sales Charge     Sales Charge**

One Year Ended 12/31/01                  +4.62%           +0.43%
Five Years Ended 12/31/01                +4.86            +4.01
Inception (10/21/94) through 12/31/01    +6.07            +5.47

*Maximum sales charge is 4%.
**Assuming maximum sales charge.



National Portfolio

Average Annual
Total Return


                                   % Return Without   % Return With
Class A Shares*                      Sales Charge     Sales Charge**

One Year Ended 12/31/01                  +5.03%           +0.83%
Five Years Ended 12/31/01                +5.15            +4.30
Ten Years Ended 12/31/01                 +6.22            +5.79

*Maximum sales charge is 4%.
**Assuming maximum sales charge.



                                       % Return          % Return
Class B Shares*                      Without CDSC      With CDSC**

One Year Ended 12/31/01                  +4.34%           +0.36%
Five Years Ended 12/31/01                +4.36            +4.36
Ten Years Ended 12/31/01                 +5.42            +5.42

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**Assuming payments of applicable contingent deferred sales charge.



                                       % Return          % Return
Class C Shares*                      Without CDSC      With CDSC**

One Year Ended 12/31/01                  +4.19%           +3.19%
Five Years Ended 12/31/01                +4.31            +4.31
Inception (10/21/94) through 12/31/01    +5.62            +5.62

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                   % Return Without   % Return With
Class D Shares*                      Sales Charge     Sales Charge**

One Year Ended 12/31/01                  +4.87%           +0.68%
Five Years Ended 12/31/01                +4.89            +4.04
Inception (10/21/94) through 12/31/01    +6.22            +5.62

*Maximum sales charge is 4%.
**Assuming maximum sales charge.



Merrill Lynch Municipal Bond Fund, Inc., December 31, 2001


PERFORMANCE DATE (concluded)


Limited Maturity Portfolio

Average Annual
Total Return


                                   % Return Without   % Return With
Class A Shares*                      Sales Charge     Sales Charge**

One Year Ended 12/31/01                  +5.20%           +4.15%
Five Years Ended 12/31/01                +4.22            +4.01
Ten Years Ended 12/31/01                 +4.21            +4.11

*Maximum sales charge is 1%.
**Assuming maximum sales charge.



                                       % Return          % Return
Class B Shares*                      Without CDSC      With CDSC**

One Year Ended 12/31/01                  +4.83%           +3.83%
Five Years Ended 12/31/01                +3.85            +3.85
Inception (11/2/92) through 12/31/01     +3.74            +3.74

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                       % Return          % Return
Class C Shares*                      Without CDSC      With CDSC**

One Year Ended 12/31/01                  +4.83%           +3.83%
Five Years Ended 12/31/01                +3.82            +3.82
Inception (10/21/94) through 12/31/01    +3.88            +3.88

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                   % Return Without   % Return With
Class D Shares*                      Sales Charge     Sales Charge**

One Year Ended 12/31/01                  +5.10%           +4.04%
Five Years Ended 12/31/01                +4.13            +3.92
Inception (10/21/94) through 12/31/01    +4.23            +4.08

*Maximum sales charge is 1%.
**Assuming maximum sales charge.


Recent
Performance
Results*


                                                                                                  Ten-Year/
                                                                                                    Since
                                                                     6-Month        12-Month      Inception    Standardized
As of December 31, 2001                                            Total Return   Total Return   Total Return  30-Day Yield
ML Municipal Bond Fund, Inc. Insured Portfolio Class A Shares**        +2.35%         +4.88%        +78.87%        4.48%
ML Municipal Bond Fund, Inc. Insured Portfolio Class B Shares**        +2.09          +4.09         +66.08         3.90
ML Municipal Bond Fund, Inc. Insured Portfolio Class C Shares**        +2.06          +4.04         +46.76         3.85
ML Municipal Bond Fund, Inc. Insured Portfolio Class D Shares**        +2.22          +4.62         +52.76         4.24
ML Municipal Bond Fund, Inc. National Portfolio Class A Shares**       +2.10          +5.03         +82.90         4.87
ML Municipal Bond Fund, Inc. National Portfolio Class B Shares**       +1.71          +4.34         +69.60         4.30
ML Municipal Bond Fund, Inc. National Portfolio Class C Shares**       +1.69          +4.19         +48.18         4.25
ML Municipal Bond Fund, Inc. National Portfolio Class D Shares**       +1.97          +4.87         +54.37         4.62
ML Municipal Bond Fund, Inc. Limited Maturity Portfolio
Class A Shares***                                                      +2.17          +5.20         +51.10         2.22
ML Municipal Bond Fund, Inc. Limited Maturity Portfolio
Class B Shares***                                                      +1.89          +4.83         +40.03         1.88
ML Municipal Bond Fund, Inc. Limited Maturity Portfolio
Class C Shares***                                                      +1.98          +4.83         +31.46         1.88
ML Municipal Bond Fund, Inc. Limited Maturity Portfolio
Class D Shares***                                                      +2.12          +5.10         +34.69         2.12

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge were included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date.
**The Fund's ten-year/since inception periods are ten years for Class A & Class B Shares and from 10/21/94 for Class C & Class D
Shares.
***The Fund's ten-year/since inception periods are ten years for Class A Shares; from 11/2/92 for Class B Shares; and from 10/21/94 for Class C & Class D Shares.


SCHEDULE OF INVESTMENTS                                                                                      (in Thousands)

                Municipal Bonds                                                                           Insured Portfolio

                S&P       Moody's    Face
STATE           Ratings   Ratings   Amount   Issue                                                                 Value
Alabama--1.6%   AAA       Aaa      $  1,585  Alabama Water Pollution Control Authority Revenue Bonds,
                                             Revolving Fund Loan, Series A, 6.75% due 8/15/2017 (b)              $    1,734
                AAA       Aaa        10,000  Lauderdale County and Florence, Alabama, Health Care
                                             Authority, Revenue Refunding Bonds (Coffee Health Group),
                                             Series A, 6% due 7/01/2029 (e)                                          10,558
                AAA       Aaa         7,000  University of Alabama, University Revenue Bonds
                                             (Birmingham), 6% due 10/01/2020 (h)                                      7,459


Arizona--0.6%   AAA       Aaa         6,750  Arizona State Municipal Financing Program, COP, Series 34,
                                             7.25% due 8/01/2009 (g)                                                  8,002


California--    AAA       Aaa         4,275  Cabrillo, California, Unified School District, GO,
6.9%                                         Series A, 5.621%** due 8/01/2020 (b)                                     1,532
                AAA       Aaa        31,500  California Pollution Control Financing Authority, PCR,
                                             Refunding (Pacific Gas & Electric), AMT, Series A, 5.35%
                                             due 12/01/2016 (e)                                                      32,152
                AAA       Aaa         3,000  Encinitas, California, Unified School District, GO,
                                             5.571%** due 8/01/2019 (e)                                               1,136
                AAA       Aaa        26,085  Los Angeles, California, Community College District, GO,
                                             Series A, 5.50% due 8/01/2019 (e)                                       27,128
                AAA       Aaa         5,800  Oakland, California, Redevelopment Agency Tax Allocation
                                             Refunding Bonds, INFLOS, 10.298% due 9/01/2019 (d)(e)                    6,228
                AAA       Aaa        11,685  Rialto, California, Unified School District, GO, Series A,
                                             6.24%** due 6/01/2025 (h)                                                3,134
                AAA       Aaa        15,000  San Jose, California, Redevelopment Agency, Tax Allocation
                                             Refunding Bonds, DRIVERS, Series 158, 9.088% due 8/01/2014 (d)(e)       16,401


Portfolio
Abbreviations


To simplify the listings of MerrillLynch Municipal Bond Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

ACES SM    Adjustable Convertible Extendable Securities
AMT        Alternative Minimum Tax (subject to)
BAN        Bond Anticipation Notes
COP        Certificates of Participation
DRIVERS    Derivative Inverse Tax-Exempt Receipts
EDA        Economic Development Authority
GO         General Obligation Bonds
HDA        Housing Development Authority
HFA        Housing Finance Agency
IDA        Industrial Development Authority
IDR        Industrial Development Revenue Bonds
INFLOS     Inverse Floating Rate Municipal Bonds
IRS        Inverse Rate Securities
LEVRRS     Leveraged Reverse Rate Securities
M/F        Multi-Family
PCR        Pollution Control Revenue Bonds
RIB        Residual Interest Bonds
RITR       Residual Interest Trust Receipts
S/F        Single-Family
STRIPES    Short-Term Inverse Payment Exempt Securities
TAN        Tax Anticipation Notes
TRAN       Tax Revenue Anticipation Notes
VRDN       Variable Rate Demand Notes
YCN        Yield Curve Notes



Merrill Lynch Municipal Bond Fund, Inc., December 31, 2001


SCHEDULE OF INVESTMENTS (continued)                                                                          (in Thousands)

                Municipal Bonds                                                                           Insured Portfolio

                S&P       Moody's    Face
STATE           Ratings   Ratings   Amount   Issue                                                                 Value
Colorado--5.3%  AAA       Aaa       $19,250  Aurora, Colorado, COP, 6% due 12/01/2025 (b)                        $   20,622
                                             Denver, Colorado, City and County Airport
                                             Revenue Refunding Bonds:
                AAA       Aaa         2,000     AMT, Series D, 5.50% due 11/15/2015 (i)                               2,026
                AAA       Aaa         4,850     AMT, Series D, 5.50% due 11/15/2017 (i)                               4,875
                AAA       Aaa         2,500     AMT, Series D, 5.50% due 11/15/2018 (i)                               2,509
                NR*       Aaa        31,160     RIB, Series 153, 9.36% due 11/15/2025 (d)(e)                         32,466
                AAA       Aaa         4,000  Logan County, Colorado, Justice Center Finance
                                             Corporation, COP, 5.50% due 12/01/2020 (e)                               4,105
                A1+       VMIG1++       200  Moffat County, Colorado, PCR, Refunding (Pacificorp
                                             Projects), VRDN, 1.85% due 5/01/2013 (b)(f)                                200


District of     AAA       Aaa         7,495  District Columbia, GO, Refunding, DRIVERS, Series 152,
Columbia--0.7%                               9.048% due 6/01/2013 (d)(i)                                              8,375


Florida--3.8%   AAA       Aaa         5,500  Dade County, Florida, Water and Sewer System Revenue Bonds,
                                             5.25% due 10/01/2026 (h)                                                 5,484
                NR*       Aaa         7,500  Escambia County, Florida, Health Facilities Authority,
                                             Health Facility Revenue Bonds, DRIVERS, Series 159, 9.906%
                                             due 7/01/2020 (b)(d)                                                     8,678
                                             Florida State Board of Education, Lottery Revenue Bonds,
                                             Series B (h):
                AAA       Aaa         8,900     6% due 7/01/2013                                                      9,809
                AAA       Aaa         9,435     6% due 7/01/2014                                                     10,364
                AAA       Aaa         9,645     6% due 7/01/2015                                                     10,531
                AAA       Aaa         2,240  West Coast Regional Water Supply Authority, Florida, Capital
                                             Improvement Revenue Bonds, 10.40% due 10/01/2010 (a)(b)                  3,043


Georgia--2.8%                                Georgia Municipal Electric Authority, Power Revenue Bonds,
                                             Series Y (b):
                AAA       Aaa           490     6.40% due 1/01/2013 (c)                                                 565
                AAA       Aaa         8,510     6.40% due 1/01/2013                                                   9,749
                AAA       Aaa        20,000  Georgia Municipal Electric Authority, Power Revenue Refunding
                                             Bonds, Series EE, 7% due 1/01/2025 (b)                                  24,860


Hawaii--2.0%    AAA       Aaa        10,000  Hawaii State Airport System, Revenue Refunding Bonds,
                                             6.45% due 7/01/2013 (e)                                                 10,644
                AAA       Aaa         4,735  Hawaii State, GO, Refunding, Series CW, 5.375% due 8/01/2015 (h)         4,887
                AAA       Aaa         9,035  Hawaii State, GO, Series CV, 5.375% due 8/01/2015 (h)                    9,325


Illinois--      AAA       Aaa         2,000  Chicago, Illinois, O'Hare International Airport Revenue Bonds
10.1%                                        (Passenger Facilitiy Charge), Series A, 5.625% due 1/01/2015 (b)         2,059
                AAA       Aaa         2,000  Chicago, Illinois, O'Hare International Airport Revenue
                                             Refunding Bonds, Senior Lien, Series A, 5% due 1/01/2013 (e)             2,006
                AAA       Aaa         3,250  Illinois Health Facilities Authority Revenue Bonds (Elmhurst
                                             Memorial Hospital), 6.625% due 1/01/2022 (h)                             3,327
                                             Illinois Health Facilities Authority, Revenue Refunding Bonds:
                AAA       Aaa         3,740     (Methodist Medical Center), 5.50% due 11/15/2011 (e)                  3,923
                AAA       NR*        14,450     RIB, Series 166, 10.03% due 2/15/2024 (b)(d)(j)                      15,479
                AAA       Aaa        26,000  Illinois Regional Transportation Authority Revenue Bonds,
                                             Series A, 6.25% due 6/01/2004 (a)(b)                                    28,516
                AAA       Aaa         6,800  Illinois State, GO, 5.75% due 5/01/2021 (e)                              7,031
                                             Kane, McHenry, Cook and DeKalb Counties, Illinois, United
                                             School District Number 300, GO (e):
                AAA       Aaa         5,000     5.50% due 12/01/2013                                                  5,298
                AAA       Aaa         5,500     5.50% due 12/01/2014                                                  5,792
                AAA       Aaa         6,000     5.50% due 12/01/2015                                                  6,270
                AAA       Aaa         7,000     5.50% due 12/01/2016                                                  7,276
                AAA       Aaa         4,000     5.50% due 12/01/2017                                                  4,136
                AAA       Aaa         5,000  Metropolitan Pier and Exposition Authority, Illinois,
                                             Dedicated State Tax Revenue Refunding Bonds (McCormick
                                             Plant Expansion Project), 5.50% due 12/15/2024 (h)                       5,065
                NR*       Aaa         9,000  Northern Illinois University, Auxiliary Facilities System
                                             Revenue Refunding Bonds, 5.75% due 4/01/2007 (a)(h)                      9,770
                                             Springfield, Illinois, Electric Revenue Bonds, Senior Lien (e):
                AAA       Aaa         6,705     5.50% due 3/01/2013                                                   7,068
                AAA       Aaa         6,295     5.50% due 3/01/2014                                                   6,594
                AAA       Aaa         6,905  Will and Kendall Counties, Illinois, Community Consolidated
                                             School District Number 202, GO, 5.75% due 12/30/2011 (i)                 7,451


Indiana--1.0%   AAA       Aaa         5,555  Indiana State Office Building Commission, Facilities
                                             Revenue Bonds (Miami Correctional Facility--Phase 1),
                                             Series A, 5.50% due 7/01/2015 (b)                                        5,763
                AAA       Aaa         4,040  Indianapolis, Indiana, Local Public Improvement Revenue
                                             Bonds, 7.90% due 2/01/2002 (a)(g)                                        4,061
                AAA       Aaa         2,500  Penn, Indiana, High School Building Corporation Revenue
                                             Bonds, First Mortgage, 6.125% due 7/15/2005 (a)(e)                       2,758


Kansas--1.4%    AAA       Aaa        11,000  Kansas City, Kansas, Utility System Revenue Refunding and
                                             Improvement Bonds, 6.25% due 9/01/2014 (h)                              11,949
                AAA       Aaa         5,145  Manhattan, Kansas, Hospital Revenue Bonds (Mercy Health
                                             Center), 5.50% due 8/15/2020 (i)                                         5,245


Maryland--      AAA       Aaa         4,400  Maryland State Health and Higher Educational Facilities
0.4%                                         Authority Revenue Bonds (University of Maryland Medical
                                             System), Series B, 7% due 7/01/2022 (h)                                  5,430


Massachusetts   AAA       Aaa         2,450  Massachusetts Educational Loan Authority, Education Loan
--2.2%                                       Revenue Bonds, AMT, Issue D, Series A, 7.25% due 1/01/2009 (e)           2,506
                AAA       Aaa         2,000  Massachusetts State Development Finance Agency, Resource
                                             Recovery Revenue Bonds (Semass System), Series A, 5.625%
                                             due 1/01/2015 (e)                                                        2,100
                AAA       Aaa        10,000  Massachusetts State Health and Educational Facilities
                                             Authority Revenue Bonds (Beth Israel Deaconess Medical
                                             Center), INFLOS, Series G-4, 10.112% due 7/01/2025 (b)(d)               10,550
                AAA       Aaa         1,800  Massachusetts State Health and Educational Facilities
                                             Authority, Revenue Refunding Bonds (Saint Elizabeth's
                                             Hospital), LEVRRS, Series E, 11.73% due 8/12/2021 (d)(i)                 1,845
                AAA       Aaa        10,000  Route 3 North Transit Improvement Association,
                                             Massachusetts, Lease Revenue Bonds, 5.75% due 6/15/2025 (e)             10,390


Michigan--      AAA       Aaa         6,915  Michigan State, HDA, Rental Housing Revenue Refunding Bonds,
1.7%                                         Series B, 6.15% due 10/01/2015 (e)                                       7,186
                AAA       Aaa        10,000  Michigan State Strategic Fund, Limited Obligation Revenue
                                             Refunding Bonds (Detroit Edison Company), Series AA, 6.40%
                                             due 9/01/2025 (e)                                                       10,917
                NR*       VMIG1++     3,000  Michigan State Strategic Fund, PCR, Refunding (Consumers
                                             Power Project), VRDN, 1.85% due 4/15/2018 (b)(f)                         3,000


Minnesota--     NR*       Aaa         5,860  Delano, Minnesota, Independent School District Number 879,
1.7%                                         GO, Series A, 5.875% due 2/01/2025 (i)                                   6,186
                AAA       Aaa         5,910  Minneapolis and Saint Paul, Minnesota, Metropolitan Airports
                                             Commission, Airport Revenue Bonds, AMT, Series B, 6.20%
                                             due 1/01/2017 (h)                                                        6,305
                                             Sauk Rapids, Minnesota, Independent School District
                                             Number 047, GO, Series A (e):
                NR*       Aaa         3,735     5.65% due 2/01/2020                                                   3,877
                NR*       Aaa         4,440     5.70% due 2/01/2021                                                   4,625


Mississippi     AAA       Aaa         1,320  Harrison County, Mississippi, Wastewater Management District
--1.0%                                       Revenue Refunding Bonds (Wastewater Treatment Facilities),
                                             Series A, 8.50% due 2/01/2013 (h)                                        1,729
                NR*       Aaa        10,000  Mississippi Hospital Equipment and Facilities Authority
                                             Revenue Bonds (Forrest County General Hospital Project),
                                             6% due 1/01/2030 (i)                                                    10,514


Missouri--                                   Kansas City, Missouri, Airport Revenue Refunding and
1.8%                                         Improvement Bonds, Series A (e):
                AAA       Aaa        12,990     5.50% due 9/01/2013                                                  13,677
                AAA       Aaa         9,000     5.50% due 9/01/2014                                                   9,435


Merrill Lynch Municipal Bond Fund, Inc., December 31, 2001


SCHEDULE OF INVESTMENTS (continued)                                                                          (in Thousands)

                Municipal Bonds                                                                           Insured Portfolio

                S&P       Moody's    Face
STATE           Ratings   Ratings   Amount   Issue                                                                 Value
Nevada--4.4%                                 Director for the State of Nevada, Department of Business
                                             and Industry Revenue Bonds (Las Vegas Monorail Company) (b):
                AAA       Aaa      $  3,500     5.45%** due 1/01/2022                                            $    1,134
                AAA       Aaa         7,595     5.94%** due 1/01/2024                                                 2,175
                AAA       Aaa         5,425     5.95%** due 1/01/2025                                                 1,462
                AAA       Aaa         5,445     5.96%** due 1/01/2026                                                 1,383
                AAA       Aaa         3,000     5.97%** due 1/01/2027                                                   720
                AAA       Aaa         5,000     5.97%** due 1/01/2028                                                 1,132
                AAA       Aaa        45,000  Washoe County, Nevada, Water Facility Revenue Bonds
                                             (Sierra Pacific Power Company), AMT, 6.65% due 6/01/2017 (e)            47,370


New Jersey--    AAA       Aaa         6,810  Cape May County, New Jersey, Industrial Pollution Control
5.8%                                         Financing Authority Revenue Refunding Bonds (Atlantic City
                                             Electric Company Project), Series A, 6.80% due 3/01/2021 (e)             8,230
                NR*       Aaa        12,500  New Jersey EDA, Natural Gas Facilities Revenue Refunding
                                             Bonds (NUI Corporation), RIB, Series 371, 10.89% due
                                             10/01/2022 (b)(d)                                                       14,781
                AAA       Aaa        12,420  New Jersey State Housing and Mortgage Finance Agency,
                                             Home Buyer Revenue Bonds, AMT, Series M, 7% due 10/01/2026 (e)          13,047
                AAA       Aaa        10,070  New Jersey State Transportation Trust Fund, Transportation
                                             System Authority Revenue Refunding Bonds, Series B, 6% due
                                             12/15/2018 (e)                                                          11,009
                                             Salem County, New Jersey, Industrial Pollution Control
                                             Financing Authority Revenue Refunding Bonds (Public Service
                                             Electric & Gas), RIB (d)(e):
                AAA       Aaa        10,000     Series 380, 10.71% due 6/01/2031                                     11,680
                AAA       Aaa        12,500     Series 381, 10.61% due 8/01/2030                                     14,587


New York--      AAA       Aaa         5,000  Nassau Health Care Corporation, New York, Health System
8.2%                                         Revenue Bonds (Nassau County), 6% due 8/01/2011 (i)                      5,535
                NR*       Aaa        12,075  New York City, New York, City Municipal Water Finance
                                             Authority, Water and Sewer System Revenue Bonds, RIB,
                                             Series 158, 9.82% due 6/15/2026 (d)(e)                                  13,939
                                             New York City, New York, GO:
                AAA       Aaa        10,000     Series A, 5.25% due 11/01/2015 (e)                                   10,223
                AAA       Aaa        21,000     Series I, 6% due 4/15/2012 (i)                                       22,571
                                             New York City, New York, GO, Refunding, Series G:
                AAA       Aaa         7,655     5.75% due 2/01/2014 (e)                                               8,115
                AAA       NR*         5,155     5.75% due 2/01/2017 (i)                                               5,369
                AAA       Aaa        10,000  New York State Dormitory Authority, Revenue Refunding Bonds
                                             (Mental Health Services), Series A, 5.75% due 8/15/2022 (e)             10,299
                NR*       Aaa        20,000  New York State Local Government Assistance Corporation,
                                             Revenue Refunding Bonds, RIB, Series 468X, 9.26% due
                                             4/01/2021 (d)(h)                                                        20,372
                AAA       Aaa           160  New York State Medical Care Facilities Finance Agency
                                             Revenue Bonds, Series E, 6.25% due 8/15/2019 (h)                           172
                                             Niagara Falls, New York, GO, Public Improvement (e):
                AAA       Aaa         2,975     6.90% due 3/01/2023                                                   3,267
                AAA       Aaa         3,190     6.90% due 3/01/2024                                                   3,503


North                                        Piedmont Triad Airport Authority, North Carolina,
Carolina--0.8%                               Airport Revenue Refunding Bonds, Series A (i):
                AAA       Aaa         2,595     5.25% due 7/01/2014                                                   2,647
                AAA       Aaa         1,320     5.25% due 7/01/2016                                                   1,328
                                             Raleigh-Durham, North Carolina, Airport Authority,
                                             Airport Revenue Bonds, Series A (h):
                NR*       Aaa         1,780     5.25% due 11/01/2015                                                  1,814
                NR*       Aaa         2,530     5.25% due 11/01/2018                                                  2,542
                NR*       Aaa         2,545     5.25% due 11/01/2019                                                  2,551


North           AAA       NR*         4,945  North Dakota State HFA Revenue Bonds (Housing Finance
Dakota--0.4%                                 Program), AMT, Series C, 5.30% due 7/01/2022 (b)                         4,822


Ohio--1.1%                                   Ohio State Water Development Authority, Pollution Control
                                             Facilities Revenue Bonds (Water Control Loan Fund--Water
                                             Quality Series) (e):
                AAA       Aaa         3,575     5.50% due 12/01/2010                                                  3,806
                AAA       Aaa         3,420     5.50% due 6/01/2013                                                   3,595
                AAA       Aaa         6,000     5.50% due 6/01/2014                                                   6,278


Oklahoma--      AAA       Aaa         6,385  Oklahoma State, IDR, Refunding (Health System), Series A,
0.5%                                         6.25% due 8/15/2016 (e)                                                  6,908


Oregon--1.1%    AAA       Aaa         8,700  Oregon State Department, Administrative Services, COP,
                                             Series A, 6.25% due 5/01/2010 (a)(b)                                     9,925
                AAA       Aaa         3,865  Port of Portland, Oregon, Airport Revenue Refunding Bonds
                                             (Portland International Airport), AMT, Series 7-B, 7.10%
                                             due 1/01/2012 (a)(e)                                                     4,556


Pennsylvania    AAA       NR*         5,000  Pennsylvania HFA, S/F Revenue Bonds, AMT, Series 72A,
--1.8%                                       5.25% due 4/01/2021 (e)                                                  4,858
                                             Philadelphia, Pennsylvania, GO (i):
                AAA       Aaa         3,000     5.25% due 9/15/2015                                                   3,063
                AAA       Aaa         3,200     5.25% due 9/15/2016                                                   3,253
                AAA       Aaa         4,155     5.25% due 9/15/2017                                                   4,203
                AAA       Aaa         6,000  Philadelphia, Pennsylvania, Gas Works Revenue Bonds,
                                             12th Series B, 7% due 5/15/2020 (c)(e)                                   7,238


Puerto Rico     AAA       Aaa         5,985  Puerto Rico Electric Power Authority, Power Revenue
--1.9%                                       Bonds, Trust Receipts, Class R, Series 16 HH, 9.78%
                                             due 7/01/2013 (d)(i)                                                     7,530
                AAA       Aaa        16,705  Puerto Rico Public Finance Corporation, Commonwealth
                                             Appropriation Revenue Bonds, Series A, 5.375% due
                                             8/01/2023 (e)                                                           17,041


Rhode Island    AAA       Aaa         6,815  Rhode Island State Economic Development Corporation,
--0.6%                                       Airport Revenue Bonds, Series B, 6% due 7/01/2028 (h)                    7,247


South                                        South Carolina State Public Service Authority, Revenue
Carolina--                                   Refunding Bonds, Series A (b):
1.8%            AAA       Aaa        17,090     6.375% due 7/01/2021                                                 17,741
                AAA       Aaa         4,200     6.25% due 1/01/2022                                                   4,501


Tennessee--     NR*       VMIG1++     3,900  Sevier County, Tennessee, Public Building Authority, Local
0.3%                                         Government Public Improvement Revenue Bonds, VRDN, Series
                                             IV-B-5, 1.90% due 6/01/2022 (f)(i)                                       3,900


Texas--8.1%     AAA       Aaa        11,190  Austin, Texas, Utility System Revenue Bonds, Combined,
                                             9.25% due 11/15/2008 (e)                                                12,790
                                             Bell County, Texas, Health Facilities Development
                                             Corporation Revenue Bonds (Scott & White Memorial Hospital),
                                             VRDN (e)(f):
                A1+       VMIG1++     8,000     Series B-1, 1.85% due 8/15/2029                                       8,000
                A1+       VMIG1++       800     Series B-2, 1.85% due 8/15/2029                                         800
                AAA       Aaa         6,000  Brazos River Authority, Texas, PCR, Refunding (Texas
                                             Utilities Electric Company Project), AMT, 6.50% due
                                             12/01/2002 (a)(b)                                                        6,359
                AAA       Aaa        12,000  Brazos River Authority, Texas, PCR (Texas Utilities
                                             Electric Company Project), AMT, Series B, 6.625% due
                                             6/01/2002 (a)(h)                                                        12,476
                AAA       NR*        17,975  Dallas-Fort Worth, Texas, International Airport Revenue
                                             Bonds, DRIVERS, AMT, Series 202, 10.03% due 11/01/2028 (d)(h)           19,224
                                             El Paso, Texas, Water and Sewer Revenue Refunding and
                                             Improvement Bonds, Series A (i):
                AAA       Aaa         4,375     6% due 3/01/2018                                                      4,716
                AAA       Aaa         4,645     6% due 3/01/2019                                                      4,996


Merrill Lynch Municipal Bond Fund, Inc., December 31, 2001


SCHEDULE OF INVESTMENTS (concluded)                                                                          (in Thousands)

                Municipal Bonds                                                                           Insured Portfolio

                S&P       Moody's    Face
STATE           Ratings   Ratings   Amount   Issue                                                                 Value
Texas           AAA       Aaa       $ 2,750  Harris County, Texas, Toll Road Revenue Refunding Bonds,
(concluded)                                  Series A, 6.50% due 8/15/2017 (b)                                   $    2,871
                AAA       Aaa         3,500  Houston, Texas, Water Conveyance System Contract, COP,
                                             Series J, 6.25% due 12/15/2013 (b)                                       3,927
                AAA       Aaa        11,800  Matagorda County, Texas, Navigation District Number 1,
                                             Revenue Refunding Bonds (Houston Light and Power Company),
                                             Series A, 6.70% due 3/01/2027 (b)                                       12,111
                AAA       Aaa         6,000  San Antonio, Texas, Electric and Gas Revenue Bonds, 5.375%
                                             due 2/01/2018 (e)                                                        6,041
                AAA       Aaa         7,430  Southwest Higher Education Authority Incorporated, Revenue
                                             Refunding Bonds, Series B, 6.25% due 10/01/2022 (h)                      7,762


Utah--2.0%                                   Utah State Building Ownership Authority, Lease Revenue
                                             Refunding Bonds (State Facilities Master Lease Program),
                                             Series C (i):
                AAA       Aaa         5,995     5.50% due 5/15/2012                                                   6,396
                AAA       Aaa         3,000     5.50% due 5/15/2013                                                   3,197
                AAA       NR*         9,535  Utah Transit Authority, Sales Tax and Transportation
                                             Revenue Bonds (Salt Lake County Light Rail Transit Project),
                                             5.375% due 12/15/2022 (i)                                                9,565
                                             Utah Water Finance Agency Revenue Bonds (Pooled Loan
                                             Financing Program), Series A (b):
                NR*       Aaa         2,515     5.75% due 10/01/2015                                                  2,665
                NR*       Aaa         3,770     6% due 10/01/2020                                                     4,040


Virginia--      AAA       Aaa        19,755  Fairfax County, Virginia, EDA, Resource Recovery Revenue
4.1%                                         Refunding Bonds, AMT, Series A, 6.10% due 2/01/2011 (b)                 22,037
                                             Virginia State HDA, Commonwealth Mortgage Revenue Bonds:
                AAA       Aa1         2,285     AMT, Series A, Sub-Series A-4, 5.40% due 1/01/2011                    2,333
                AAA       Aaa         2,270     AMT, Series A, Sub-Series A-4, 5.50% due 1/01/2012 (e)                2,319
                AAA       Aaa         5,000     AMT, Series A, Sub-Series A-4, 6.30% due 7/01/2014 (e)                5,151
                AAA       Aaa        19,965     Series J, Sub-Series J-1, 5.20% due 7/01/2019 (e)                    19,757


Washington--    AAA       Aaa        15,000  Energy Northwest, Washington, Electric Revenue Refunding
5.6%                                         Bonds (Project Number 3), Series A, 5.50% due7/01/2017 (i)              15,421
                AAA       Aaa        33,535  Seattle, Washington, Municipal Light and Power Revenue
                                             Bonds, 6.625% due 7/01/2004 (a)(h)                                      37,185
                AAA       Aaa        18,000  Tacoma, Washington, Electric System Revenue Refunding
                                             Bonds, Series A, 5.75% due 1/01/2019 (i)                                18,836


West Virginia   AAA       Aaa        11,465  Mason County, West Virginia, PCR, Refunding
--2.0%                                       (Appalachian Power Company), 6.85% due 6/01/2022 (e)                    11,913
                AAA       Aaa        12,250  Pleasants County, West Virginia, PCR, Refunding
                                             (Potomac-Pleasants), Series C, 6.15% due 5/01/2015 (b)                  13,225


Wisconsin--                                  Milwaukee County, Wisconsin, Airport Revenue Bonds,
4.5%                                         AMT, Series A (h):
                NR*       Aaa         2,625     6% due 12/01/2012                                                     2,808
                NR*       Aaa         3,675     6% due 12/01/2013                                                     3,901
                NR*       Aaa         3,675     6% due 12/01/2014                                                     3,877
                NR*       Aaa         3,675     6% due 12/01/2015                                                     3,864
                AAA       Aaa         9,000  Superior, Wisconsin, Limited Obligation Revenue
                                             Refunding Bonds (Midwest Energy Resources), Series E,
                                             6.90% due 8/01/2021 (h)                                                 10,888
                AAA       Aaa         4,650  Wisconsin Public Power Inc., Power Supply System Revenue
                                             Bonds, Series A, 5.75% due 7/01/2023 (e)                                 4,778
                                             Wisconsin State, GO, AMT, Series B (e):
                AAA       Aaa         7,920     6.50% due 5/01/2020                                                   8,460
                AAA       Aaa        17,130     6.50% due 5/01/2025                                                  18,342


                Total Investments (Cost--$1,203,642)--100.0%                                                      1,262,143
                Other Assets Less Liabilities--0.0%                                                                     488
                                                                                                                 ----------
                Net Assets--100.0%                                                                               $1,262,631
                                                                                                                 ==========

(a)Prerefunded.
(b)AMBAC Insured.
(c)Escrowed to maturity.
(d)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at December 31, 2001.
(e)MBIA Insured.
(f)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at December 31, 2001.
(g)BIG Insured.
(h)FGIC Insured.
(i)FSA Insured.
(j)FHA Insured.
*Not Rated.
**Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
++Highest short-term rating by Moody's Investors Service, Inc.

See Notes to Financial Statements.


SCHEDULE OF INVESTMENTS                                                                                      (in Thousands)

                Municipal Bonds                                                                          National Portfolio

                S&P       Moody's    Face
STATE           Ratings   Ratings   Amount   Issue                                                                 Value
Alabama--0.4%   AAA       Aaa      $  3,820  Alabama Incentives Financing Authority, Special Obligation
                                             Revenue Refunding Bonds, Series A, 6% due 10/01/2029 (c)            $    4,088


Alaska--4.4%    AAA       Aaa         3,000  Alaska State Housing Fianancial Corporation, General
                                             Mortgage Revenue Refunding, Series A, 6% due 6/01/2027 (f)               3,112
                                             Anchorage, Alaska, School, GO, Series B (e):
                AAA       Aaa         1,760     5.875% due 12/01/2016                                                 1,880
                AAA       Aaa         2,100     5.875% due 12/01/2017                                                 2,234
                                             Valdez, Alaska, Marine Terminal Revenue Refunding Bonds:
                A1+       VMIG1++     8,200     (Exxon Pipeline Company Project), VRDN, Series C,
                                                1.85% due 12/01/2033 (a)                                              8,200
                AA+       NR*        27,150     (Sohio Pipeline-British Petroleum Oil), 7.125%
                                                due 12/01/2025                                                       28,378


Arizona--0.9%   AAA       Aaa         1,620  Gilbert, Arizona, Water and Sewer Revenue Refunding Bonds,
                                             6.50% due 7/01/2022 (e)                                                  1,758
                AAA       Aaa         2,330  Phoenix, Arizona, Civic Improvement Corporation, Municipal
                                             Facilities, Excise Tax Revenue Bonds, 5.75% due 7/01/2016 (e)            2,490
                NR*       Caa2        5,000  Phoenix, Arizona, IDA, Airport Facility Revenue Refunding
                                             Bonds (America West Airlines Inc. Project), AMT, 6.30%
                                             due 4/01/2023                                                            1,901
                NR*       Aaa           500  Phoenix, Arizona, IDA Revenue Bonds (Camelback Crossing),
                                             6.20% due 9/20/2020 (d)                                                    534
                AA        NR*         1,200  Tucson, Arizona, IDA, Senior Living Facilities Revenue
                                             Bonds (Christian Care Tucson Inc. Project), Series A, 6.125%
                                             due 7/01/2024                                                            1,253
                AAA       Aaa         1,000  University of Arizona, COP (University of Arizona Parking and
                                             Student Housing), 5.75% due 6/01/2019 (c)                                1,047


Merrill Lynch Municipal Bond Fund, Inc., December 31, 2001


SCHEDULE OF INVESTMENTS (continued)                                                                          (in Thousands)

                Municipal Bonds                                                                          National Portfolio

                S&P       Moody's    Face
STATE           Ratings   Ratings   Amount   Issue                                                                 Value
Arkansas--0.3%  AAA       NR*      $    270  Arkansas State Development Finance Authority, S/F Mortgage
                                             Revenue Bonds (Mortgage-Backed Securities Program),
                                             Series H, 6.15% due 7/01/2016 (d)                                   $      281
                NR*       A2            250  Arkansas State Student Loan Authority Revenue Bonds, AMT,
                                             Sub-Series B, 7.25% due 6/01/2009                                          279
                BBB       Baa2          625  Camden, Arkansas, Environmental Improvement Revenue Bonds
                                             (International Paper Co. Project), AMT, Series A, 7.625%
                                             due 11/01/2018                                                             676
                AAA       Aaa           250  Fort Smith, Arkansas, Water, Sewer and Construction
                                             Revenue Refunding Bonds, 6% due 10/01/2012 (f)                             268
                AAA       Aaa           200  Jonesboro, Arkansas, Residential Housing and Health
                                             Care Facilities Board, Hospital Revenue Refunding Bonds
                                             (Saint Bernard's Regional Medical Center), Series B,
                                             5.90% due 7/01/2016 (c)                                                    209
                AAA       Aaa           300  North Little Rock, Arkansas, Electric Revenue Refunding
                                             Bonds, Series A, 6.50% due 7/01/2015 (f)                                   349
                AAA       Aaa           300  Sebastian County, Arkansas, Community Junior College
                                             District, GO, 5.95% due 4/01/2029 (c)                                      318
                AAA       Aaa           250  University of Central Arkansas, Housing System Revenue
                                             Bonds, 6.50% due 1/01/2031 (h)                                             284


California--    AAA       Aaa        10,000  Alameda County, California, COP (Financing Project),
7.2%                                         6% due 9/01/2006 (f)(i)                                                 11,200
                                             Contra Costa County, California, Special Tax Bonds
                                             (Community Facilities District Number 2001-01):
                NR*       NR*         1,585     6% due 9/01/2026                                                      1,573
                NR*       NR*         1,200     6.10% due 9/01/2031                                                   1,199
                NR*       NR*         4,000  Long Beach, California, Special Tax Bonds (Community
                                             Facilities District No. 3--Pine Ave.), 6.375% due 9/01/2023              4,132
                NR*       Aa3        20,000  Los Angeles, California, Department of Water and Power,
                                             Electric Plant Revenue Refunding Bonds, RIB, Series 370,
                                             10.25% due 2/15/2024 (g)                                                23,625
                AA        Aa3        10,000  Los Angeles County, California, Public Works Financing
                                             Authority, Revenue Refunding Bonds (Regional Park and
                                             Open Space District), Series A, 5% due 10/01/2019                        9,964
                NR*       NR*         1,350  Riverside, California, Improvement Bond Act of 1915,
                                             Special Assessment (Riverwalk Assessment District),
                                             6.375% due 9/02/2026                                                     1,344
                                             Roseville, California, Special Tax (Stoneridge Community
                                             Facilties Number 1):
                NR*       NR*         1,250     6.20% due 9/01/2021                                                   1,245
                NR*       NR*         1,125     6% due 9/01/2025                                                      1,119
                NR*       NR*         2,500     6.30% due 9/01/2031                                                   2,481
                                             San Francisco, California, City and County Redevelopment
                                             Agency Revenue Bonds, (Community Facilities District
                                             Number 6 Mission):
                NR*       NR*         5,000     6% due 8/01/2021                                                      5,003
                NR*       NR*         5,000     GO, Series A, 6% due 8/01/2025                                        4,975
                NR*       Aaa         1,075  San Francisco, California, Uptown Parking Corporation,
                                             Parking Revenue Bonds (Union Square), 6% due 7/01/2020 (f)               1,166
                NR*       NR*         3,000  Santa Margarita, California, Water District, Special
                                             Tax Refunding Bonds (Community Facilities District No. 99),
                                             Series 1, 6.25% due 9/01/2029                                            3,059


Colorado--      AAA       Aaa           250  Arapahoe County, Colorado, Capital Improvement Trust Fund,
5.8%                                         Highway Revenue Bonds (E 470 Vehicle Registration), 6.15%
                                             due 8/31/2005 (f)(i)                                                       281
                AAA       Aaa           250  Bayfield, Colorado, Joint School District Number 10
                                             Revenue Bonds, GO, 6.65% due 6/01/2005 (f)(i)                              278
                AA        NR*           500  Boulder County, Colorado, Hospital Development Revenue
                                             Bonds (Longmont United Hospital Project), 6% due 12/01/2030                513
                AAA       NR*           555  Boulder County, Colorado, M/F Mortgage Revenue Bonds
                                             (Sinton Apartments Project), AMT, 6.625% due 7/01/2034 (b)                 576
                AAA       Aaa           500  Clear Creek, Colorado, School District Number RE1, GO,
                                             6.25% due 12/01/2014 (h)                                                   561
                AAA       Aaa        20,000  Colorado Department of Transit, TRAN, 6% due 6/15/2014 (c)              22,040
                                             Colorado HFA Revenue Refunding Bonds (S/F Program), AMT:
                AA        Aa2           495     Senior Series B-2, 7.25% due 10/01/2031                                 555
                NR*       Aa2           590     Senior Series B-3, 6.80% due 11/01/2028                                 631
                AA        Aa2           480     Senior Series C-2, 7.25% due 10/01/2031                                 536
                AAA       Aaa           550  Colorado Water Resource and Power Development Authority,
                                             Small Water Resource Revenue Bonds, Series A, 5.80% due
                                             11/01/2020 (e)                                                             579
                                             Denver, Colorado, City and County Airport Revenue Bonds, AMT:
                A         A2          2,575     Series A, 7.50% due 11/15/2023                                        2,847
                A         A2          9,710     Series B, 7.25% due 11/15/2023                                       10,204
                AA-       Aa3           250  El Paso County, Colorado, School District Number 11,
                                             GO (Colorado Springs), 6.50% due 12/01/2010                                287
                NR*       Aa1           250  El Paso County, Colorado, School District Number 12,
                                             GO (Cheyenne Mountain), 6.65% due 9/15/2005 (i)                            279
                                             Elk Valley, Colorado, Public Improvement Revenue Bonds
                                             (Public Improvement Fee):
                NR*       NR*         7,560     Series A, 7.35% due 9/01/2031                                         7,294
                NR*       NR*         1,400     Series B, 7% due 9/01/2031                                            1,366
                AA        NR*         2,000  Interlocken, Colorado, GO, Refunding and Improvement
                                             (Metropolitan District), Series B, 5.75% due 12/15/2019 (k)              2,066
                AA        NR*           250  Interlocken, Colorado, GO, Refunding (Metropolitan
                                             District), Series A, 5.75% due 12/15/2019                                  258
                AAA       Aaa           240  La Plata County, Colorado, School District Number 9-R,
                                             GO (Durango), 6.60% due 11/01/2017 (e)                                     250
                AAA       Aaa         3,685  Larimer County, Colorado, Poudre School District Number R-1,
                                             GO, 6% due 12/15/2016 (e)                                                4,012
                BB+       Ba1         1,615  Northwest Parkway, Colorado, Public Highway Authority
                                             Revenue Bonds, First Tier, Sub-Series D, 7.125% due 6/15/2041            1,632
                NR*       A1            750  Pitkin County, Colorado, GO, Refunding and Improvement
                                             Bonds, 6.875% due 12/01/2024                                               835


Connecticut                                  Connecticut State Health and Educational Facilities
--0.2%                                       Authority Revenue Bonds (Yale University), VRDN (a):
                A1+       VMIG1++       200     Series U, 1.45% due 7/01/2033                                           200
                A1+       VMIG1++       700     Series U-2, 1.45% due 7/01/2033                                         700
                BBB-      NR*         1,050  Mohegan Tribe Indians, Connecticut, Gaming Authority,
                                             Revenue Refunding Bonds (Priority Distribution), 6.25%
                                             due 1/01/2021                                                            1,032


Florida--       NR*       NR*         1,680  Brooks of Bonita Springs II, Florida, Community Development
5.5%                                         District, Capital Improvement Revenue Bonds, Series B,
                                             6.60% due 5/01/2007                                                      1,702
                A1        VMIG1++       700  Dade County, Florida, IDA, Exempt Facilities Revenue
                                             Refunding Bonds (Florida Power and Light Co.), VRDN,
                                             1.75% due 6/01/2021 (a)                                                    700
                NR*       Aaa         2,725  Duval County, Florida, School Board, COP, 5.75% due
                                             7/01/2017 (h)                                                            2,855
                AAA       Aaa         6,330  Florida HFA, Revenue Bonds (Antigua Club Apartments),
                                             AMT, Series A-1, 7% due 2/01/2035 (c)                                    6,695
                NR*       NR*         2,305  Heritage Isles Community Development District, Florida,
                                             BAN, 6.50% due 2/01/2002                                                 2,304
                NR*       VMIG1++     5,150  Hillsborough County, Florida, IDA, PCR, Refunding (Tampa
                                             Electric Company Project), VRDN, 1.85% due 9/01/2025 (a)                 5,150
                A+        Aa3         9,500  Jacksonville, Florida, Electric Authority, Water and
                                             Sewer Revenue Bonds, Series A, 6% due 10/01/2024                        10,238
                NR*       NR*         1,980  Lakewood Ranch Community, Florida, Development District
                                             Number 5, Special Assessment Revenue Refunding Bonds,
                                             Series B, 6% due 5/01/2011                                               1,936
                AAA       Aaa         4,500  Lee County, Florida, Transportation Facilities Revenue
                                             Bonds, 5.75% due 10/01/2022 (f)                                          4,651
                                             Mediterra, Florida, South Community Development District,
                                             Capital Improvement Revenue Bonds:
                NR*       NR*         1,120     6.85% due 5/01/2031                                                   1,121
                NR*       NR*           285     Series B, 6.25% due 5/01/2004                                           286
                AAA       NR*         1,525  Orange County, Florida, HFA, Mortgage Revenue Bonds, AMT,
                                             Series A, 8.375% due 3/01/2021 (b)(d)                                    1,528
                AAA       Aaa         5,000  Orange County, Florida, Tourist Development, Tax Revenue
                                             Bonds, 5.50% due 10/01/2020 (c)                                          5,126
                NR*       NR*         1,000  Park Place Community Development District, Florida,
                                             Special Assessment Revenue Bonds, 6.75% due 5/01/2032                      955
                A1        VMIG1++     3,100  Saint Lucie County, Florida, PCR, Refunding (Florida
                                             Power and Light Company Project), VRDN, 1.75% due
                                             9/01/2028 (a)                                                            3,100
                AAA       Aaa         2,000  Saint Lucie, Florida, West Services District, Utility
                                             Revenue Refunding Bonds, Senior Lien, 6% due 10/01/2022 (f)              2,168
                NR*       NR*         4,520  Stoneybrook West, Florida, Community Development District,
                                             Special Assessment Revenue Bonds, Series B, 6.45% due
                                             5/01/2010                                                                4,548


Merrill Lynch Municipal Bond Fund, Inc., December 31, 2001


SCHEDULE OF INVESTMENTS (continued)                                                                          (in Thousands)

                Municipal Bonds                                                                          National Portfolio

                S&P       Moody's    Face
STATE           Ratings   Ratings   Amount   Issue                                                                 Value
Georgia--1.4%   NR*       NR*      $  5,000  Atlanta, Georgia, Tax Allocation Revenue Bonds
                                             (Atlantic Station Project), 7.90% due 12/01/2024                    $    4,866
                AAA       Aaa         5,210  College Park, Georgia, Business and IDA, Revenue
                                             Bonds (Civic Center Project), 5.75% due 9/01/2026 (c)                    5,478
                AAA       Aaa         3,450  Fulton County, Georgia, Development Authority Revenue
                                             Bonds (Morehouse College Project), 5.875% due 12/01/2030 (c)             3,662


Illinois--6.1%  AAA       NR*        10,620  Chicago, Illinois, Board of Education, GO, DRIVERS,
                                             Series 199, 9.55% due 12/01/2020 (c)(g)                                 11,482
                AAA       Aaa         1,400  Chicago, Illinois, GO (Neighborhoods Alive 21 Program),
                                             5.875% due 1/01/2019 (e)                                                 1,485
                AAA       Aaa         2,000  Chicago, Illinois, GO, Series A, 6.125% due 7/01/2010 (e)                2,266
                AAA       Aaa         2,265  Chicago, Illinois, Park District, GO, Refunding,
                                             Series B, 5.75% due 1/01/2015 (e)                                        2,402
                AAA       Aaa         1,500  Chicago, Illinois, Park District, GO, Series A, 5.75%
                                             due 1/01/2016 (e)                                                        1,584
                AAA       Aaa         3,210  Cicero, Illinois, GO, Refunding (Corporate Purpose),
                                             6% due 12/01/2028 (f)                                                    3,435
                NR*       Aaa         7,000  Decatur, Illinois, GO, Refunding, 6% due 3/01/2025 (e)                   7,332
                AA        Aa1            50  Illinois HDA, Residential Mortgage Revenue Bonds,
                                             RIB, AMT, 11.722% due 2/01/2018 (g)                                         52
                A1        VMIG1++     3,000  Illinois Health Facilities Authority, Revenue Refunding
                                             Bonds (University of Chicago Hospitals), VRDN, 1.85%
                                             due 8/01/2026 (a)(f)                                                     3,000
                                             Illinois State, GO, 1st Series (f):
                AAA       Aaa         8,890     5.75% due 12/01/2015                                                  9,443
                AAA       Aaa         3,745     5.75% due 12/01/2016                                                  3,961
                AAA       Aaa         4,000     5.75% due 12/01/2017                                                  4,214
                AAA       Aa2         3,000  Illinois State, Sales Tax Revenue Bonds, 6% due 6/15/2020                3,212
                AAA       Aa1         2,000  Lake County, Illinois, Forest Preservation District, GO
                                             (Land Acquisition and Development), 5.75% due 12/15/2016                 2,116
                NR*       A1          4,400  Southwestern Illinois Development Authority, Sewer
                                             Facilities Revenue Bonds (Monsanto Company Project),
                                             AMT, 7.30% due 7/15/2015                                                 4,792


Indiana--1.5%   AAA       NR*         2,000  Indiana Bond Bank Revenue Bonds (State Revolving Fund
                                             Program), Series A, 5.875% due 8/01/2012                                 2,185
                NR*       NR*         2,595  Indiana State Educational Facilities Authority, Revenue
                                             Refunding Bonds (Saint Joseph's College Project), 7% due
                                             10/01/2029                                                               2,680
                AA        NR*         9,100  Indianapolis, Indiana, Local Public Improvement Bond Bank
                                             Revenue Refunding Bonds, Series D, 6.75% due 2/01/2020                   9,644


Iowa--1.2%      AAA       Aaa         1,000  Iowa City, Iowa, Sewer Revenue Bonds, 5.75% due 7/01/2021 (f)            1,022
                NR*       NR*         9,000  Iowa Finance Authority, Health Care Facilities Revenue
                                             Refunding Bonds (Care Initiatives Project), 9.25% due
                                             7/01/2025                                                               10,678


Kansas--2.4%                                 Wichita, Kansas, Hospital Revenue Refunding Bonds,
                                             RIB (f)(g):
                AAA       Aaa        12,000     Series III-A, 10.821% due 10/01/2017                                 12,900
                AAA       Aaa        10,000     Series III-B, 10.77% due 10/10/2002 (i)                              10,763


Kentucky--      A-        A3          8,000  Perry County, Kentucky, Solid Waste Disposal Revenue
0.8%                                         Bonds (TJ International Project), AMT, 7% due 6/01/2024                  8,440


Louisiana--     NR*       A3         34,000  Lake Charles, Louisiana, Harbor and Terminal District,
4.9%                                         Port Facilities Revenue Refunding Bonds (Trunkline
                                             Long Company Project), 7.75% due 8/15/2022                              36,028
                BB-       NR*        13,000  Port New Orleans, Louisiana, IDR, Refunding (Continental
                                             Grain Company Project), 7.50% due 7/01/2013                             13,259


Maine--1.1%     BBB       Baa3        3,445  Maine Finance Authority, Solid Waste Recycling Facilities
                                             Revenue Bonds (Great Northern Paper Project-Bowater),
                                             AMT, 7.75% due 10/01/2022                                                3,601
                AA+       NR*         6,600  Maine State Housing Authority, Mortgage Purpose Revenue
                                             Bonds, DRIVERS, AMT, Series 170, 10.03% due 11/15/2028 (g)               6,906


Massachusetts   AA-       Aa2        15,000  Massachusetts State, GO, Consolidated Loan, Series A, 6%
--2.3%                                       due 2/01/2010 (i)                                                       16,839
                NR*       Ca          9,907  Massachusetts State Health and Educational Facilities
                                             Authority, Revenue Refunding Bonds (New England Memorial
                                             Hospital), Series B, 6.25% due 7/01/2023 (j)                               921
                AAA       Aaa         5,430  Route 3 North Transit Improvement Association, Massachusetts,
                                             Lease Revenue Bonds, 5.75% due 6/15/2018 (f)                             5,704


Michigan--      AAA       Aaa         2,675  Michigan Municipal Bond Authority Revenue Bonds (Drinking
0.3%                                         Water Revolving Fund), 5.875% due 10/01/2016                             2,906


Minnesota--     AA        NR*         3,000  Rochester, Minnesota, Health Care Facilities Revenue Bonds,
0.3%                                         IRS, Series H, 10.247% due 11/15/2015 (g)                                3,214


Mississippi     NR*       Aaa         2,920  Mississippi Home Corporation, S/F Mortgage Revenue Bonds
--0.3%                                        (Access Program), AMT, Series A, 6.90% due 6/01/2024 (d)                3,111


Missouri--                                   Fenton, Missouri, Tax Increment Revenue Refunding and
0.7%                                         Improvement Bonds (Gravois Bluffs):
                NR*       NR*         2,635     6.75% due 10/01/2015                                                  2,720
                NR*       NR*         4,000     7% due 10/01/2021                                                     4,159


Nevada--        AAA       Aaa         8,125  Clark County, Nevada, Airport Revenue Bonds, Sub-Lien,
2.5%                                         Series A, 6% due 7/01/2010 (f)(i)                                        9,116
                                             Las Vegas, Nevada, Local Improvement Bonds, Special
                                             Assessment, Special Improvement District Number 808,
                                             Summerlin:
                NR*       NR*         1,775     5.875% due 6/01/2009                                                  1,780
                NR*       NR*         2,050     6.125% due 6/01/2012                                                  2,044
                NR*       NR*         2,285     6.25% due 6/01/2013                                                   2,283
                                             Sparks, Nevada, Redevelopment Agency, Tax Allocation
                                             Revenue Refunding Bonds, Series A:
                AA        NR*         3,110     6% due 1/15/2015                                                      3,262
                AA        NR*         6,315     6% due 1/15/2023                                                      6,528


New Jersey      NR*       NR*         3,300  New Jersey EDA, Retirement Community Revenue Bonds
--4.8%                                       (Cedar Crest Village Inc. Facility), Series A,
                                             7.25% due 11/15/2031                                                     3,147
                BB-       B3            735  New Jersey EDA, Special Facility Revenue Bonds
                                             (Continental Airlines Inc. Project), AMT, 7% due
                                             11/15/2030                                                                 625
                NR*       Aaa         5,000  New Jersey State Transit Corporation, COP, RIB,
                                             Series 245, 10.46% due 9/15/2014 (c)(g)                                  6,029
                NR*       Aa2        14,690  New Jersey State Transportation Trust Fund Authority,
                                             Revenue Refunding Bonds, RIB, Series 204, 10.41% due
                                             6/15/2015 (g)                                                           18,337
                AA        Aa2         3,000  New Jersey State Transportation Trust Fund Authority,
                                             Transportation System Revenue Bonds, Series A, 6% due
                                             6/15/2010 (i)                                                            3,346
                                             New Jersey State Turnpike Authority, Turnpike Revenue
                                             Refunding Bonds (f)(g):
                NR*       Aaa        10,000     DRIVERS, Series 155, 9.717% due 1/01/2018                            11,073
                NR*       Aaa         5,000     RIB, Series 315, 9.71% due 1/01/2018                                  5,537


New Mexico--    NR*       A2            300  Carlsbad, New Mexico, Sales Tax Revenue Bonds, 6.30%
0.1%                                         due 10/01/2010                                                             318
                AAA       Aaa           300  Las Cruces, New Mexico, Health Facilities Revenue
                                             Refunding Bonds (Evangelical Lutheran Project), 6.45%
                                             due 12/01/2017 (h)                                                         315
                AAA       NR*           250  New Mexico Mortgage Finance Authority, Revenue Refunding
                                             Bonds, Mortgage-Backed Securities, Series F, 7% due 1/01/2026 (e)          281
                AAA       Aaa           250  Santa Fe County, New Mexico, Correctional System Revenue
                                             Bonds, 6% due 2/01/2027 (h)                                                280
                AA        Aa3           200  University of New Mexico, University Revenue Refunding
                                             Bonds, Series B, 5.75% due 6/01/2022                                       203


Merrill Lynch Municipal Bond Fund, Inc., December 31, 2001


SCHEDULE OF INVESTMENTS (continued)                                                                          (in Thousands)

                Municipal Bonds                                                                          National Portfolio

                S&P       Moody's    Face
STATE           Ratings   Ratings   Amount   Issue                                                                 Value
New York--      AAA       Aaa      $ 11,000  Metropolitan Transportation Authority, New York,
17.2%                                        Commuter Facilities, Service Contract Revenue
                                             Refunding Bonds, Series 8, 5.50% due 7/01/2021 (h)                  $   11,265
                AAA       Aaa        10,000  Metropolitan Transportation Authority, New York,
                                             Transit Facilities Revenue Bonds, Series A, 5.625%
                                             due 7/01/2025 (f)                                                       10,291
                NR*       Aaa        10,000  New York City, New York, City Municipal Water Finance
                                             Authority, Water and Sewer System Revenue Bonds, RIB,
                                             Series 158, 9.82% due 6/15/2026 (f)(g)                                  11,544
                AAA       Aaa         3,000  New York City, New York, City Transit Authority,
                                             Triborough Metropolitan Transportation Authority, COP,
                                             5.75% due 1/01/2020 (c)                                                  3,139
                                             New York City, New York, City Transitional Finance
                                             Authority Revenue Bonds, Future Tax Secured:
                AA+       Aa2        10,915     Series A, 6% due 8/15/2029                                           11,581
                AA+       Aa2        12,000     Series B, 6% due 11/15/2024                                          12,806
                AA+       Aa2         5,000     Series B, 6% due 11/15/2029                                           5,325
                                             New York City, New York, GO, Refunding:
                AAA       NR*         6,600     Series A, 6% due 5/15/2021                                            7,072
                AAA       NR*        10,000     Series A, 6.25% due 5/15/2026 (l)                                    10,898
                A         A2         10,000     Series B, 7.75% due 2/01/2002 (i)                                    10,202
                A         A2          4,500     Series B, 7.75% due 2/01/2002 (i)                                     4,591
                AAA       NR*         4,000     Series B, 8.25% due 6/01/2006 (l)                                     4,700
                AAA       Aaa         4,000     Series C, 5.875% due 2/01/2016 (e)                                    4,208
                AAA       Aaa        15,000     Series G, 5.75% due 2/01/2014 (f)                                    15,901
                AAA       NR*         1,000     Series H, 6% due 8/01/2017 (l)                                        1,061
                AAA       Aaa        10,000  New York City, New York, GO, Series B, 5.875%
                                             due 8/01/2015 (f)                                                       10,793
                                             New York City, New York, Transitional Finance Authority,
                                             Revenue Refunding Bonds, Future Tax Secured, Series C:
                AA+       Aa2        13,630     5.875% due 11/01/2015                                                14,688
                AA+       Aa2         8,000     5.875% due 11/01/2017                                                 8,543
                AA-       A3          5,000  New York State Dormitory Authority, Revenue Refunding
                                             Bonds (State University Educational Facilities),
                                             Series A, 7.50% due 5/15/2013                                            6,184
                AAA       Aaa         3,400  New York State Environmental Facilities Corporation,
                                             State Clean Water and Drinking, Revolving Funds
                                             Revenue Bonds (Pooled Loan Program), Series B, 5.875%
                                             due 1/15/2019                                                            3,612
                AAA       Aaa         2,700  New York State Thruway Authority, Highway and Bridge Trust
                                             Fund Revenue Bonds, Series A, 5.875% due 4/01/2019 (h)                   2,872


North           BBB       Baa3        4,000  North Carolina Eastern Municipal Power Agency, Power System
Carolina--                                   Revenue Bonds, Series D, 6.75% due 1/01/2026                             4,186
0.7%            NR*       NR*         2,500  North Carolina Medical Care Commission, Health Care
                                             Facilities, First Mortgage Revenue Bonds (Presbyterian
                                             Homes Project), 6.875% due 10/01/2021                                    2,598
                A1        VMIG1++       100  North Carolina Medical Care Commission, Hospital Revenue
                                             Bonds (Pooled Equipment Financing Project), ACES, 1.55%
                                             due 12/01/2025 (a)(f)                                                      100


Ohio--2.2%      NR*       Aaa         9,890  Ohio HFA, Residential Mortgage Revenue Bonds, Series A-1,
                                             6.35% due 9/01/2031 (d)                                                 10,329
                AAA       Aaa         8,000  Ohio State Air Quality Development Authority, Revenue
                                             Refunding Bonds (Dayton Power & Light Company),Series B,
                                             6.40% due 8/15/2027 (f)                                                  8,318
                AAA       Aaa         3,005  Toledo-Lucas County, Ohio, Lodging Tax Revenue Refunding
                                             Bonds (Convention Center Project), 5.70% due 10/01/2015 (f)              3,151


Oregon--1.0%                                 Forest Grove, Oregon, Campus Improvement Revenue Refunding
                                             Bonds (Pacific University):
                AA        NR*           250     6% due 5/01/2015                                                        266
                AA        NR*           250     6.20% due 5/01/2020                                                     266
                AAA       Aaa         2,485  Jackson County, Oregon, Central Point School District
                                             Number 006, GO, 5.75% due 6/15/2017 (e)                                  2,617
                AAA       Aaa           500  Oregon State Department of Administrative Services, COP,
                                             Series A, 6.25% due 5/01/2010 (c)(i)                                       570
                                             Oregon State Housing and Community Services Department,
                                             Mortgage Revenue Refunding Bonds (S/F Mortgage Program),
                                             Series A:
                NR*       Aa2           300     6.40% due 7/01/2018                                                     316
                NR*       Aa2           150     AMT, 6.20% due 7/01/2027                                                155
                NR*       Aaa           500  Portland, Oregon, M/F Housing Authority Revenue Bonds
                                             (Lovejoy Station Apartments Project), AMT, 5.90% due
                                             7/01/2023 (f)                                                              512
                NR*       Aaa           500  Portland, Oregon, Sewer System Revenue Bonds, RIB,
                                             Series 386, 9.51% due 8/01/2020 (e)(g)                                     571
                NR*       Aaa         3,190  Portland, Oregon, Urban Renewal and Redevelopment Revenue
                                             Bonds (South Park Blocks), Series A, 5.75% due 6/15/2018 (c)             3,368
                NR*       Aaa         1,000  Portland, Oregon, Urban Renewal and Redevelopment Revenue
                                             Refunding Bonds (Downtown Waterfront), Series A, 5.75%
                                             due 6/15/2018 (c)                                                        1,054
                AAA       Aaa           500  Tillamook County, Oregon, GO, 6.25% due 1/01/2005 (e)(i)                   548


Pennsylvania    AAA       Aaa         7,000  Allegheny County, Pennsyvania, Port Authority, Special
--1.3%                                       Transportation Revenue Bonds, 6.125% due 3/01/2009 (f)(i)                7,853
                AAA       Aaa         2,220  Allegheny County, Pennsylvania, Sanitation Authority,
                                             Sewer Revenue Bonds, 5.75% due 12/01/2017 (f)                            2,356
                AAA       NR*         2,000  Pennsylvania State Higher Educational Facilities Authority,
                                             College and University Revenue Bonds (Eastern College),
                                             Series B, 8% due 10/15/2006 (i)                                          2,413


Puerto Rico     AAA       Aaa           225  Puerto Rico Commonwealth, GO, 6.50% due 7/01/2004 (i)                      249
--2.3%          AAA       Aaa        20,000  Puerto Rico Commonwealth, GO, Refunding, YCN, 10.132%
                                             due 7/01/2020 (g)(h)                                                    21,400
                                             Puerto Rico Electric Power Authority, Power Revenue Bonds:
                AAA       Baa1          300     Series T, 6.375% due 7/01/2004 (i)                                      333
                AAA       Aaa           400     STRIPES, Series T, 9.714% due 7/01/2005 (g)(h)                          458
                AAA       Aaa           250     Trust Receipts, Class R, Series 16 HH, 9.78% due
                                             7/01/2013 (g)(h)                                                           315


Rhode           AA+       Aa2         8,075  Rhode Island Housing and Mortgage Finance Corporation
Island--1.9%                                 Revenue Bonds, DRIVERS, AMT, Series 156, 9.918% due
                                             4/01/2029 (g)                                                            8,531
                AAA       Aaa         6,815  Rhode Island State Economic Development Corporation,
                                             Airport Revenue Bonds, Series B, 6% due 7/01/2028 (e)                    7,247
                AA        NR*         1,000  Rhode Island State Economic Development Corporation
                                             Revenue Bonds (Providence Place Mall), 6.125% due
                                             7/01/2020 (k)                                                            1,043
                AAA       Aaa         2,000  Rhode Island State, GO (Consolidated Capital Development
                                             Loan), Series A, 5.75% due 7/15/2013 (e)                                 2,160


South Dakota    NR*       Aaa         3,750  Pierre, South Dakota, School District Number 32-2,
--0.4%                                       GO, 5.75% due 8/01/2020 (h)                                              3,919


Tennessee--                                  Chattanooga, Tennessee, Industrial Development Board, Lease
2.2%                                         Rent Revenue Bonds (Southside Redevelopment Corporation) (c):
                AAA       Aaa         4,485     5.75% due 10/01/2017                                                  4,721
                AAA       Aaa         3,740     5.75% due 10/01/2018                                                  3,923
                AAA       Aaa         5,000  Memphis-Shelby County, Tennessee, Airport Authority,
                                             Airport Revenue Bonds, AMT, Series D, 6% due 3/01/2019 (c)               5,211
                AA        Aa2         5,000  Metropolitan Government of Nashville and Davidson County,
                                             Tennessee, GO, 5.875% due 5/15/2026                                      5,194
                NR*       Aaa         2,500  Robertson and Sumner Counties, Tennessee, White House
                                             Utility District, Water Revenue Bonds, 6% due 1/01/2010 (h)(i)           2,783


Texas--6.2%                                  Austin, Texas, Convention Center Revenue Bonds
                                             (Convention Enterprises Inc.), First Tier, Series A:
                BBB-      Baa3        4,300     6.60% due 1/01/2021                                                   4,317
                BBB-      Baa3        1,000     6.70% due 1/01/2028                                                   1,007
                AAA       Aaa         5,300  Austin, Texas, Revenue Bonds (Town Lake Community
                                             Events Center Venue), 6.20% due 11/15/2029 (e)                           5,667
                AAA       Aaa         5,000  Bexar County, Texas, Revenue Bonds (Venue Project),
                                             5.75% due 8/15/2012 (f)                                                  5,372
                AAA       NR*         9,125  Dallas-Fort Worth, Texas, International Airport Revenue
                                             Bonds, DRIVERS, AMT, Series 201, 10.03% due 11/01/2024 (e)(g)            9,792
                BBB       Baa2        7,250  Gulf Coast Waste Disposal Authority, Texas, Revenue Bonds
                                             (Champion International Corporation), AMT, 7.45% due 5/01/2026           7,455
                A1+       NR*         6,900  Harris County, Texas, Health Facilities Development
                                             Corporation, Hospital Revenue Refunding Bonds (Methodist
                                             Hospital), VRDN, 1.80% due 12/01/2025 (a)                                6,900
                BB-       B3          5,000  Houston, Texas, Airport System, Special Facilities
                                             Revenue Bonds (Continental Airlines), AMT, Series E,
                                             6.75% due 7/01/2029                                                      3,813
                AAA       Aaa         2,860  Jefferson County, Texas, GO, Certificates of Obligation,
                                             6% due 8/01/2019 (h)                                                     3,049


Merrill Lynch Municipal Bond Fund, Inc., December 31, 2001


SCHEDULE OF INVESTMENTS (concluded)                                                                          (in Thousands)

                Municipal Bonds                                                                          National Portfolio

                S&P       Moody's    Face
STATE           Ratings   Ratings   Amount   Issue                                                                 Value
Texas           AAA       Aaa      $  1,000  Lower Colorado River Authority, Texas, Revenue
(concluded)                                  Refunding Bonds, Series A, 5.875% due 5/15/2015 (h)                 $    1,066
                BBB       Baa2        5,140  Sabine River Authority, Texas, PCR, Refunding (TXU
                                             Electric Company Project), VRDN, Series C, 4% due
                                             5/01/2028 (a)                                                            5,138
                                             Texas State Public Finance Authority, Building Revenue
                                             Bonds (h):
                AAA       Aaa         2,100     (General Services Commission Project), Series A, 6%
                                                due 2/01/2020                                                         2,234
                AAA       Aaa         1,000     (State Preservation Project), Series B, 6% due 8/01/2015              1,070
                AAA       Aaa         4,930  Upper Trinity Regional Water District, Texas, Water Revenue
                                             Bonds (Regional Treated Water Supply System), Series A, 6%
                                             due 8/01/2020 (e)                                                        5,258


Utah--1.4%      NR*       NR*         2,000  Tooele County, Utah, PCR, Refunding (Laidlaw Environmental),
                                             AMT, Series A, 7.55% due 7/01/2027 (j)                                      13
                AAA       Aaa        12,000  Weber County, Utah, Municipal Building Authority, Lease
                                             Revenue Bonds, 7.50% due 12/15/2004 (i)                                 13,763


Virginia--      NR*       NR*         2,500  Peninsula Ports Authority, Virginia, Revenue Refunding
0.1%                                         Bonds (Port Facility--Zeigler Coal), 6.90% due 5/02/2022 (j)             1,394


Washington--    AAA       Aaa         2,065  Kitsap County, Washington, GO, 5.875% due 7/01/2020 (c)                  2,178
1.0%            AAA       Aaa         2,500  Port Seattle, Washington, Special Facilities Revenue Bonds,
                                             Series A, 6% due 9/01/2029 (f)                                           2,654
                AAA       Aaa         3,010  Seattle, Washington, Drain and Wastewater Utility Revenue
                                             Bonds, 5.75% due 11/01/2022 (f)                                          3,131
                AAA       Aaa         1,625  University of Washington, University Revenue Bonds (Student
                                             Facilities Fee), 5.875% due 6/01/2017 (h)                                1,723


West            A-        A3          7,500  Upshur County, West Virginia, Solid Waste Disposal Revenue
Virginia--0.8%                               Bonds (TJ International Project), AMT,7% due 7/15/2025                   7,887


Wisconsin--     NR*       Aaa         2,050  Waterford, Wisconsin, Graded Joint School District Number 1,
3.6%                                         GO, Refunding, 5.75% due 4/01/2018 (e)                                   2,141
                                             Wisconsin Housing and EDA, Home Ownership Revenue
                                             Refunding Bonds:
                NR*       Aa2        21,150     RITR, AMT, Series 18, 9.762% due 9/01/2028 (g)                       22,123
                AA        Aaa         1,295     Series A, 7.10% due 3/01/2023                                         1,323
                AAA       Aaa        10,000  Wisconsin State, GO, AMT, Series B, 6.20% due 11/01/2026 (f)            10,540


Wyoming--0.9%   AAA       Aaa         8,400  Sweetwater County, Wyoming, PCR, Refunding (Idaho Power
                                             Company Project), Series A, 6.05% due 7/15/2026 (f)                      8,841


                Total Investments (Cost--$955,202)--98.6%                                                           983,624
                Other Assets Less Liabilities--1.4%                                                                  13,644
                                                                                                                 ----------
                Net Assets--100.0%                                                                               $  997,268
                                                                                                                 ==========

(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at December 31, 2001.
(b)FHA Insured.
(c)AMBAC Insured.
(d)GNMA Collateralized.
(e)FGIC Insured.
(f)MBIA Insured.
(g)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at December 31, 2001.
(h)FSA Insured.
(i)Prerefunded.
(j)Non-income producing security.
(k)Radian Assurance.
(l)XLCA Insurance.
*Not Rated.
++Highest short-term rating by Moody's Investors Service, Inc.

See Notes to Financial Statements.


SCHEDULE OF INVESTMENTS                                                                                      (in Thousands)

                Municipal Bonds                                                                  Limited Maturity Portfolio

                S&P       Moody's    Face
STATE           Ratings   Ratings   Amount   Issue                                                                 Value
Alabama--2.5%   AA        Aa3      $  7,675  Alabama State Public School and College Authority, Capital
                                             Improvement Revenue Bonds, Series D, 5% due 8/01/2003               $    7,978


Alaska--0.4%    A1+       VMIG1++     1,300  Valdez, Alaska, Marine Terminal Revenue Refunding Bonds
                                             (Exxon Pipeline Company Project), VRDN, Series B, 1.85%
                                             due 12/01/2033 (b)                                                       1,300


Arizona--3.7%   AAA       NR*         4,720  Phoenix, Arizona, Civic Improvement Corporation, Wastewater
                                             System, Lease Revenue Bonds, 6.125% due 7/01/2003 (a)                    5,075
                AAA       Aaa         4,285  Pima County, Arizona, Unified School District Number 6,
                                             Marana, GO, Series A, 5.75% due 7/01/2003 (a)(f)                         4,542
                AA        Aa2         2,250  Salt River Project, Arizona, Agriculture Improvement and
                                             Power District, Electric System Revenue Refunding Bonds,
                                             Series A, 5% due 1/01/2004                                               2,350


California--    A1+       NR*         7,300  California Pollution Control Financing Authority, PCR,
3.6%                                         Refunding (Pacific Gas and Electric), VRDN, AMT, Series B,
                                             2% due 11/01/2026 (b)                                                    7,300
                A1+       A1          4,000  Chula Vista, California, IDR, Refunding (San Diego Gas &
                                             Electric Co.), VRDN, AMT, Series A, 6.75% due 3/01/2023 (b)              4,175


Connecticut--                                Connecticut State Resource Recovery Authority, Resource
2.0%                                         Recovery Revenue Refunding Bonds (Bridgeport Resco Company
                                             LP Project):
                A+        A2          2,500     5.25% due 1/01/2002                                                   2,500
                A+        A2          4,000     5% due 1/01/2003                                                      4,108


Delaware--      AAA       Aaa         5,500  Delaware State, GO, Series A, 5% due 4/01/2002                           5,547
1.7%


Florida--2.7%   AAA       Aaa         2,500  Florida State Board of Education, Lottery Revenue Bonds,
                                             Series B, 5.25% due 7/01/2005 (f)                                        2,660
                                             Jacksonville, Florida, Electric Authority Revenue Bonds
                                             (Electric System), VRDN (b):
                A1+       VMIG1++     3,200     Series B, 1.80% due 10/01/2030                                        3,200
                A1+       VMIG1++       300     Sub-Series A, 1.80% due 10/01/2010                                      300
                A1+       VMIG1++     1,900     Sub-Series F, 1.80% due 10/01/2030                                    1,900
                A1        VMIG1++       500  Martin County, Florida, PCR, Refunding (Florida Power &
                                             Light Company Project), VRDN, 1.85% due 7/15/2022 (b)                      500


Georgia--2.3%   AA-       Aa2         3,500  Cherokee County, Georgia, GO, 4.25% due 8/01/2003                        3,599
                A+        Aa3         2,050  Dalton, Georgia, Building Authority Revenue Bonds, 5%
                                             due 7/01/2004                                                            2,151
                NR*       VMIG1++     1,600  Putnam County, Georgia, Development Authority, PCR,
                                             Refunding (Georgia Power Company Plant Project),                        VRDN,
                                             First Series, 1.75% due 6/01/2023 (b)                                    1,600


Hawaii--1.2%    AAA       Aaa         3,585  Hawaii State, GO, Series CT, 5.25% due 9/01/2003 (e)                     3,749


Illinois--                                   Chicago, Illinois, Public Building Commission, Building
14.5%                                        Revenue Bonds, Series C (f):
                AAA       Aaa         5,000     5.125% due 2/01/2003                                                  5,165
                AAA       Aaa         5,000     5.125% due 2/01/2004                                                  5,230
                AAA       NR*         5,000  Chicago, Illinois, Skyway Toll Bridge Revenue Refunding
                                             Bonds, 6.75% due 1/01/2004 (a)                                           5,473
                AAA       Aaa        12,000  Cook County, Illinois, GO, Series A, 6.60% due
                                             11/15/2002 (a)(d)                                                       12,738
                A1        VMIG1++     4,000  Illinois Health Facilities Authority, Revenue Refunding
                                             Bonds (University of Chicago Hospitals), VRDN, 1.85%
                                             due 8/01/2026 (b)(d)                                                     4,000
                AA        Aa2         3,500  Illinois State, GO, 4% due 3/01/2002                                     3,514
                AAA       A1          5,000  Illinois State Toll Highway Authority, Toll Highway
                                             Priority Revenue Bonds, Series A, 6.375% due 1/01/2003 (a)               5,324
                AAA       Aaa         5,000  Illinois Student Assistance Commission, Student Loan Revenue
                                             Refunding Bonds, Senior Series WW, 4.50% due 9/01/2002                   5,083


Merrill Lynch Municipal Bond Fund, Inc., December 31, 2001


SCHEDULE OF INVESTMENTS (concluded)                                                                          (in Thousands)

                Municipal Bonds                                                                  Limited Maturity Portfolio

                S&P       Moody's    Face
STATE           Ratings   Ratings   Amount   Issue                                                                 Value
Kansas--1.0%    AAA       Aaa      $  3,250  Kansas State Development Finance Authority Revenue Bonds,
                                             Board of Regents (Rehabilitation Center), Series G-2,
                                             5.50% due 10/01/2002 (c)                                            $    3,341


Kentucky--      AAA       Aaa         5,000  Carrollton and Henderson, Kentucky, Public Energy
4.4%                                         Authority, Gas Revenue Bonds (Kentucky Trust), Series A,
                                             4.50% due 1/01/2002 (e)                                                  5,000
                                             Logan/Todd Regional Water Commission, Kentucky, Revenue
                                             Bonds, BAN:
                NR*       MIG2        5,000     3.375% due 8/01/2003                                                  5,012
                NR*       MIG2        4,000     5.50% due 8/01/2003                                                   4,063


Louisiana--     A         A3          6,340  Louisiana State Offshore Terminal Authority, Deepwater
2.1%                                         Port Revenue Refunding Bonds, First Stage (Loop Inc.),
                                             Series B, 6.25% due 9/01/2004                                            6,810


Maryland--      AAA       Aaa         4,050  Washington Suburban Sanitation District, Maryland,
1.3%                                         Water Supply, GO, Refunding, 4.125% due 6/01/2004                        4,179


Massachusetts   AAA       Aaa         6,685  Massachusetts State, GO, Consolidated Loan, Series B,
--3.6%                                       5.50% due 7/01/2005 (a)(c)                                               7,245
                NR*       Aaa         4,385  New England Education Loan Marketing Corporation,
                                             Massachusetts, Student Loan Revenue Refunding Bonds,
                                             Issue A, 5.80% due 3/01/2002                                             4,412


Michigan--      AAA       Aaa           105  Chelsea, Michigan, School District, GO, 6.75% due
0.0%                                         5/01/2002 (f)                                                              107


Minnesota--     AAA       Aaa         2,025  Metropolitan Council, Minnesota, Minneapolis-Saint Paul
0.7%                                         Metropolitan Area Transit, GO, Series A, 5% due 2/01/2003                2,091


Nebraska--2.8%                               Nebraska Public Power District, Revenue Refunding Bonds:
                AAA       Aaa         2,000     (Power Supply System), Series C, 4.50% due 1/01/2004 (g)              2,066
                AAA       Aaa         6,750     Series A, 5.25% due 1/01/2004 (d)                                     7,075


New             NR*       NR*         7,500  New Hampshire State Business Finance Authority, PCR,
Hampshire--                                  Refunding (UTD Illuminating), VRDN, AMT, Series A,
2.3%                                         4.35% due 2/01/2002 (b)                                                  7,510


New Jersey--    AA+       Aa1         4,900  New Jersey State, GO, Refunding, Series D, 5.40%
1.6%                                         due 2/15/2003                                                            5,079


New Mexico--    AA        Aa3         2,000  Albuquerque, New Mexico, Joint Water and Sewer System
0.6%                                         Revenue Refunding Bonds, Series A, 4.40% due 7/01/2003                   2,058


New York--      A-        Baa1        4,000  Long Island Power Authority, New York, Electric System
5.6%                                         Revenue Refunding Bonds, Series A, 5.25% due 12/01/2002                  4,124
                A1+       VMIG1++     5,100  New York City, New York, City Transitional Finance
                                             Authority Revenue Bonds, Future Tax Secured, VRDN,
                                             Series C, 1.80% due 5/01/2028 (b)                                        5,100
                A         A2          3,200  New York City, New York, GO, Refunding, Series G,
                                             4.30% due 8/01/2002                                                      3,245
                A         Aaa         4,615  New York City, New York, GO, Series C, Sub-Series C-1,
                                             7.50% due 8/01/2002 (a)                                                  4,842
                AAA       Aaa           600  New York State Local Government Assistance Corporation
                                             Revenue Bonds, Series D, 7.0% due 4/01/2002 (a)                            620


North           AAA       Aaa         4,500  North Carolina State, Public School Building, GO, 4.60%
Carolina--                                   due 4/01/2004                                                            4,675
1.5%


Ohio--7.2%      AAA       Aaa         1,580  Cincinnati, Ohio, City School District, GO, TAN,
                                             5.50% due 12/01/2003 (c)                                                 1,672
                AAA       Aaa         6,990  Columbus, Ohio, GO, Series 2, 5% due 6/15/2002                           7,099
                NR*       Aaa         1,095  Mason, Ohio, COP (Municipal Facilities Project),
                                             3.50% due 12/01/2004 (d)                                                 1,111
                NR*       VMIG1++     4,100  Montgomery County, Ohio, Revenue Refunding Bonds
                                             (Miami Valley Hospital), VRDN, Series A, 1.80%
                                             due 11/15/2022 (b)                                                       4,100
                                             Ohio State Highway Capital Improvement, GO:
                AAA       Aa1         1,900     Series C, 4.75% due 5/01/2005                                         1,990
                AAA       Aa1         4,850     Series F, 5% due 5/01/2005                                            5,118
                BBB       Baa2        2,000  Ohio State Water Development Authority, Pollution Control
                                             Facilities Revenue Refunding Bonds (Ohio Edison Company),
                                             AMT, Series B, 4.40% due 6/01/2033 (b)                                   1,997


Oklahoma--      NR*       Aaa         2,365  Midwest City, Oklahoma, Municipal Authority, Capital
1.3%                                         Improvement Revenue Bonds, 4.55% due 6/01/2005 (e)                       2,453
                A1+       VMIG1++     1,600  Oklahoma State Industries Authority, Revenue Refunding
                                             Bonds (Integris Baptist), VRDN, Series B, 1.85% due
                                             8/15/2029 (b)(d)                                                         1,600


Oregon--2.3%    AA+       Aa1         4,815  Tri-County, Oregon, Metropolitan Transportation District, GO,
                                             Refunding (Light Rail Extension), Series A, 4% due 7/01/2003             4,926
                AA+       Aa3         2,385  Tri-County, Oregon, Metropolitan Transportation District
                                             Revenue Bonds, Series A, 5.25% due 8/01/2005                             2,537


Pennsylvania    A1+       NR*         6,300  Pennsylvania State Higher Educational Facilities Authority,
--2.0%                                       Revenue Refunding Bonds (Carnegie Mellon University), VRDN,
                                             Series C, 1.75% due 11/01/2029 (b)                                       6,300


South           AAA       Aaa           500  South Carolina State Highway, GO, Series B, 5.25%
Carolina--0.2%                               due 4/01/2005                                                              531


Tennessee--     NR*       VMIG1++     5,000  Clarksville, Tennessee, Public Building Authority
3.4%                                         Revenue Bonds, Pooled Financing (Tennessee Municipal Bond
                                             Fund), VRDN, 1.80% due 7/01/2031 (b)                                     5,000
                AA        Aa2         5,605  Tennessee State, GO, Refunding, Series B, 5.50% due 5/01/2004            5,937


Texas--13.8%    BBB       Baa2        5,000  Brazos River Authority, Texas, PCR, Refunding (Texas
                                             Utilities Electric Company Project), AMT, Series D, 4.25%
                                             due 11/1/2003 (b)                                                        5,008
                AA        Aa2         6,075  Fort Worth, Texas, Water and Sewer Revenue Refunding and
                                             Improvement Bonds, 5.50% due 2/15/2004                                   6,398
                AAA       Aaa         2,445  Garland, Texas, Independent School District, GO, Series A,
                                             6% due 2/15/2002 (a)                                                     2,458
                A1+       VMIG1++     3,200  Gulf Coast Waste Disposal Authority, Texas, PCR, Refunding
                                             (Exxon Project), VRDN, 1.80% due 6/01/2020 (b)                           3,200
                                             Harris County, Texas, Health Facilities Development
                                             Corporation, Hospital Revenue Refunding Bonds (Methodist
                                             Hospital), VRDN (b):
                A1+       NR*        11,455     1.80% due 12/01/2025                                                 11,455
                A1+       NR*         2,700     1.80% due 12/01/2026                                                  2,700
                AAA       Aaa         3,870  Harris County, Texas, Toll Road Revenue Bonds, Senior Lien,
                                             Series A, 6.25% due 8/15/2004 (a)(d)                                     4,270
                BBB       Baa2        2,580  Sabine River Authority, Texas, PCR, Refunding (TXU Electric
                                             Company Project), VRDN, Series C, 4% due 5/01/2028 (b)                   2,579
                AA        Aa1         5,750  Texas State, Texas Public Finance Authority, GO, Refunding,
                                             Series B, 6% due 10/01/2004                                              6,205


Utah--2.2%      A1+       VMIG2       3,700  Emery County, Utah, PCR, Refunding (Pacificorp Projects),
                                             VRDN, 1.90% due 11/01/2024 (b)(c)                                        3,700
                AAA       Aaa         3,200  Utah State, GO, Refunding, Series A, 5% due 7/01/2004                    3,363


Virginia--      AA        A1          3,330  Richmond, Virginia, GO, Equipment Notes, 4.25%
1.0%                                         due 5/15/2002                                                            3,363


Washington--    AAA       Aaa         2,180  Seattle, Washington, GO, Refunding, Series A, 5.25%
3.3%                                         due 3/01/2005                                                            2,307
                AAA       Aaa         1,650  Snohomish County, Washington, Public Utility District
                                             Number 001, Electric Revenue Refunding Bonds, 5% due
                                             12/01/2003 (e)                                                           1,727
                                             Washington State Public Power Supply System, Revenue
                                             Refunding Bonds, Series A:
                AA-       Aa1         4,000     (Nuclear Project Number 2), 5% due 7/01/2003                          4,133
                AA-       Aa1         2,275     (Nuclear Project Number 3), 5% due 7/01/2003                          2,351


                Total Investments (Cost--$312,760)--98.8%                                                           317,303
                Other Assets Less Liabilities--1.2%                                                                   3,842
                                                                                                                 ----------
                Net Assets--100.0%                                                                               $  321,145
                                                                                                                 ==========

(a)Prerefunded.
(b)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at December 31, 2001.
(c)AMBAC Insured.
(d)MBIA Insured.
(e)FSA Insured.
(f)FGIC Insured.
(g)Escrowed to maturity.
*Not Rated.
++Highest short-term rating by Moody's Investors Service, Inc.

See Notes to Financial Statements.


Merrill Lynch Municipal Bond Fund, Inc., December 31, 2001


STATEMENTS OF ASSETS AND LIABILITIES

                                                                                                                 Limited
                                                                            Insured           National           Maturity
                As of December 31, 2001                                    Portfolio         Portfolio          Portfolio
Assets:         Investments, at value*                                  $1,262,142,868     $  983,623,771    $  317,302,903
                Cash                                                             2,949            116,528            56,957
                Receivables:
                   Interest                                                 21,159,413         16,721,224         4,446,056
                   Securities sold                                          11,012,014            631,754           313,776
                   Capital shares sold                                         742,056          1,326,429           996,465
                Prepaid registration fees and other assets                     813,976            115,874            76,818
                                                                        --------------     --------------    --------------
                Total assets                                             1,295,873,276      1,002,535,580       323,192,975
                                                                        --------------     --------------    --------------

Liabilities:    Payables:
                   Securities purchased                                     26,928,178                 --                --
                   Dividends and distributions to shareholders               4,164,150          2,984,920           367,873
                   Capital shares redeemed                                   1,419,469          1,443,663         1,522,947
                   Investment adviser                                          381,616            391,664            87,911
                   Distributor                                                 169,405            186,184            20,703
                   Organization costs                                               --             63,807                --
                Accrued expenses and other liabilities                         179,846            197,385            48,964
                                                                        --------------     --------------    --------------
                Total liabilities                                           33,242,664          5,267,623         2,048,398
                                                                        --------------     --------------    --------------

Net Assets:     Net assets                                              $1,262,630,612     $  997,267,957    $  321,144,577
                                                                        ==============     ==============    ==============

Net Assets      Class A Common Stock, $.10 par value++                  $   11,616,215     $    6,220,496    $    1,836,875
Consist of:     Class B Common Stock, $.10 par value++++                     2,656,191          2,262,599           488,211
                Class C Common Stock, $.10 par value++++++                     269,879            348,756            14,763
                Class D Common Stock, $.10 par value++++++++                 1,936,358          1,069,160           841,707
                Paid-in capital in excess of par                         1,232,120,961      1,009,805,495       315,424,998
                Accumulated investment loss--net                           (1,375,806)                 --                --
                Accumulated realized capital losses on investments
                --net                                                     (43,093,565)       (50,860,733)       (2,004,824)
                Unrealized appreciation on investments--net                 58,500,379         28,422,184         4,542,847
                                                                        --------------     --------------    --------------
                Net assets                                              $1,262,630,612     $  997,267,957    $  321,144,577
                                                                        ==============     ==============    ==============

Net Asset       Class A:
Value:             Net assets                                           $  890,204,583     $  626,572,299    $  185,378,096
                                                                        ==============     ==============    ==============
                   Shares outstanding                                      116,162,152         62,204,959        18,368,747
                                                                        ==============     ==============    ==============
                   Net asset value and redemption price per share       $         7.66     $        10.07    $        10.09
                                                                        ==============     ==============    ==============
                Class B:
                   Net assets                                           $  203,413,776     $  227,825,397    $   49,277,666
                                                                        ==============     ==============    ==============
                   Shares outstanding                                       26,561,915         22,625,993         4,882,113
                                                                        ==============     ==============    ==============
                   Net asset value and redemption price per share       $         7.66     $        10.07    $        10.09
                                                                        ==============     ==============    ==============
                Class C:
                   Net assets                                           $   20,672,918     $   35,135,105    $    1,484,104
                                                                        ==============     ==============    ==============
                   Shares outstanding                                        2,698,792          3,487,561           147,626
                                                                        ==============     ==============    ==============
                   Net asset value and redemption price per share       $         7.66     $        10.07    $        10.05
                                                                        ==============     ==============    ==============
                Class D:
                   Net assets                                           $  148,339,335     $  107,735,156    $   85,004,711
                                                                        ==============     ==============    ==============
                   Shares outstanding                                       19,363,582         10,691,599         8,417,065
                                                                        ==============     ==============    ==============
                   Net asset value and redemption price per share       $         7.66     $        10.08    $        10.10
                                                                        ==============     ==============    ==============

                *Identified cost                                        $1,203,642,489     $  955,201,587    $  312,760,056
                                                                        ==============     ==============    ==============
                ++Authorized shares--Class A                               500,000,000        375,000,000       150,000,000
                                                                        ==============     ==============    ==============
                ++++Authorized shares--Class B                             375,000,000        375,000,000       150,000,000
                                                                        ==============     ==============    ==============
                ++++++Authorized shares--Class C                           375,000,000        375,000,000       150,000,000
                                                                        ==============     ==============    ==============
                ++++++++Authorized shares--Class D                         500,000,000        375,000,000       150,000,000
                                                                        ==============     ==============    ==============

See Notes to Financial Statements.


STATEMENTS OF OPERATIONS

                                                                                                                 Limited
                                                                            Insured           National           Maturity
                For the Six Months Ended December 31, 2001                 Portfolio         Portfolio          Portfolio
Investment      Interest                                                $   37,683,390     $   31,379,004    $    5,789,220
Income:                                                                 --------------     --------------    --------------

Expenses:       Investment advisory fees                                     2,414,161          2,483,448           499,145
                Account maintenance and distribution fees--Class B             817,640            880,740            65,683
                Accounting services                                            202,399            165,947            43,640
                Transfer agent fees--Class A                                   189,350            169,033            22,273
                Account maintenance fees--Class D                              191,748            148,250            34,665
                Account maintenance and distribution fees--Class C              68,249            137,615             2,044
                Transfer agent fees--Class B                                    53,657             71,339             5,649
                Custodian fees                                                  53,824             51,568            13,469
                Professional fees                                               28,220             76,705             9,710
                Registration fees                                               29,628             39,417            26,905
                Transfer agent fees--Class D                                    31,258             30,473             8,262
                Printing and shareholder reports                                29,704             28,112               362
                Pricing services                                                 9,550             19,453             5,776
                Directors' fees and expenses                                    13,128             10,420             2,777
                Transfer agent fees--Class C                                     4,138             10,280               179
                Other                                                           20,577             19,684             5,062
                                                                        --------------     --------------    --------------
                Total expenses                                               4,157,231          4,342,484           745,601
                                                                        --------------     --------------    --------------
                Investment income--net                                      33,526,159         27,036,520         5,043,619
                                                                        --------------     --------------    --------------

Realized &      Realized gain on investments--net                            6,376,355          1,568,864           343,045
Unrealized      Change in unrealized appreciation on investments
Gain (Loss)     --net                                                      (9,087,248)        (7,814,631)           650,103
on                                                                      --------------     --------------    --------------
Investments     Net Increase in Net Assets Resulting from
--Net:          Operations                                              $   30,815,266     $   20,790,753    $    6,036,767
                                                                        ==============     ==============    ==============

See Notes to Financial Statements.


Merrill Lynch Municipal Bond Fund, Inc., December 31, 2001


STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                Insured Portfolio

                                                                                           For the Six           For the
                                                                                           Months Ended         Year Ended
Increase (Decrease) in Net Assets:                                                        Dec. 31, 2001       June 30, 2001
Operations:     Investment income--net                                                   $   33,526,159      $   66,545,868
                Realized gain (loss) on Investments--net                                      6,376,355          30,002,263
                Change in unrealized appreciation/depreciation on investments--net          (9,087,248)          28,039,608
                                                                                         --------------      --------------
                Net increase in net assets resulting from operations                         30,815,266         124,587,739
                                                                                         --------------      --------------

Dividends &     Investment income--net:
Distributions      Class A                                                                 (24,451,453)        (49,144,606)
to                 Class B                                                                  (4,918,861)        (10,966,780)
Shareholders:      Class C                                                                    (381,474)           (562,694)
                   Class D                                                                  (3,850,615)         (5,871,788)
                Realized gain on investments--net:
                   Class A                                                                    (467,684)                  --
                   Class B                                                                    (106,680)                  --
                   Class C                                                                     (10,641)                  --
                   Class D                                                                     (77,773)                  --
                                                                                         --------------      --------------
                Net decrease in net assets resulting from dividends and
                distributions to shareholders                                              (34,265,181)        (66,545,868)
                                                                                         --------------      --------------

Capital Share   Net increase (decrease) in net assets derived from capital
Transactions:   share transactions                                                         (38,306,672)       (114,411,068)
                                                                                         --------------      --------------

Net Assets:     Total increase (decrease) in net assets                                    (41,756,587)        (56,369,197)
                Beginning of period                                                       1,304,387,199       1,360,756,396
                                                                                         --------------      --------------
                End of period*                                                           $1,262,630,612      $1,304,387,199
                                                                                         ==============      ==============

                *Accumulated investment loss--net                                          $(1,375,806)                  --
                                                                                         ==============      ==============



                                                                                                National Portfolio

                                                                                           For the Six           For the
                                                                                           Months Ended         Year Ended
Increase (Decrease) in Net Assets:                                                        Dec. 31, 2001       June 30, 2001
Operations:     Investment income--net                                                    $  27,036,520      $   54,604,977
                Realized gain (loss) on Investments--net                                      1,568,864          25,290,223
                Change in unrealized appreciation/depreciation on investments--net          (7,814,631)          21,630,793
                                                                                         --------------      --------------
                Net increase in net assets resulting from operations                         20,790,753         101,525,993
                                                                                         --------------      --------------

Dividends &     Investment income--net:
Distributions      Class A                                                                 (17,696,382)        (36,633,484)
to                 Class B                                                                  (5,480,649)        (11,203,855)
Shareholders:      Class C                                                                    (794,944)        (1,374,445))
                   Class D                                                                  (3,064,545)         (5,393,193)
                Realized gain on investments--net:
                   Class A                                                                    (227,631)                  --
                   Class B                                                                     (82,921)                  --
                   Class C                                                                     (12,681)                  --
                   Class D                                                                     (38,236)                  --
                                                                                         --------------      --------------
                Net decrease in net assets resulting from dividends and
                distributions to shareholders                                              (27,397,989)        (54,604,977)
                                                                                         --------------      --------------

Capital Share   Net increase (decrease) in net assets derived from capital
Transactions:   share transactions                                                         (33,363,587)        (64,099,665)
                                                                                         --------------      --------------

Net Assets:     Total increase (decrease) in net assets                                    (39,970,823)        (17,178,649)
                Beginning of period                                                       1,037,238,780       1,054,417,429
                                                                                         --------------      --------------
                End of period*                                                           $  997,267,957      $1,037,238,780
                                                                                         ==============      ==============

                *Accumulated investment loss--net                                                    --                  --
                                                                                         ==============      ==============



                                                                                            Limited Maturity Portfolio

                                                                                           For the Six           For the
                                                                                           Months Ended         Year Ended
Increase (Decrease) in Net Assets:                                                        Dec. 31, 2001       June 30, 2001
Operations:     Investment income--net                                                   $    5,043,619      $   10,555,597
                Realized gain (loss) on Investments--net                                        343,045            (94,770)
                Change in unrealized appreciation/depreciation on investments--net              650,103           5,527,210
                                                                                         --------------      --------------
                Net increase in net assets resulting from operations                          6,036,767          15,988,037
                                                                                         --------------      --------------

Dividends &     Investment income--net:
Distributions      Class A                                                                  (3,281,779)         (7,913,125)
to                 Class B                                                                    (581,759)         (1,094,398)
Shareholders:      Class C                                                                     (17,983)            (15,552)
                   Class D                                                                  (1,162,098)         (1,532,522)
                Realized gain on investments--net:
                   Class A                                                                           --                  --
                   Class B                                                                           --                  --
                   Class C                                                                           --                  --
                   Class D                                                                           --                  --
                                                                                         --------------      --------------
                Net decrease in net assets resulting from dividends and
                distributions to shareholders                                               (5,043,619)        (10,555,597)
                                                                                         --------------      --------------

Capital Share   Net increase (decrease) in net assets derived from capital
Transactions:   share transactions                                                           53,969,807        (26,812,001)
                                                                                         --------------      --------------

Net Assets:     Total increase (decrease) in net assets                                      54,962,955        (21,379,561)
                Beginning of period                                                         266,181,622         287,561,183
                                                                                         --------------      --------------
                End of period*                                                           $  321,144,577      $  266,181,622
                                                                                         ==============      ==============

                *Accumulated investment loss--net                                                    --                  --
                                                                                         ==============      ==============

See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS

The following per share data and ratios                                                 Insured Portfolio
have been derived from information                                                           Class A
provided in the financial statements.                        For the Six
                                                             Months Ended          For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                     Dec. 31, 2001    2001         2000         1999          1998
Per Share       Net asset value, beginning of period         $     7.69   $     7.36   $     7.79   $     8.25   $     8.06
Operating                                                    ----------   ----------   ----------   ----------   ----------
Performance:    Investment income--net                              .21          .39          .40          .41          .43
                Realized and unrealized gain
                (loss) on investments--net                        (.03)          .33        (.32)        (.27)          .20
                                                             ----------   ----------   ----------   ----------   ----------
                Total from investment operations                    .18          .72          .08          .14          .63
                                                             ----------   ----------   ----------   ----------   ----------
                Less dividends and distributions:
                   Investment income--net                         (.21)        (.39)        (.40)        (.41)        (.43)
                   Realized gain on investments--net               --++           --           --        (.19)        (.01)
                   In excess of realized gain on
                   investments--net                                  --           --        (.11)           --           --
                                                             ----------   ----------   ----------   ----------   ----------
                Total dividends and distributions                 (.21)        (.39)        (.51)        (.60)        (.44)
                                                             ----------   ----------   ----------   ----------   ----------
                Net asset value, end of period               $     7.66   $     7.69   $     7.36   $     7.79   $     8.25
                                                             ==========   ==========   ==========   ==========   ==========

Total           Based on net asset value per share             2.35%+++       10.01%        1.21%        1.56%        8.05%
Investment                                                   ==========   ==========   ==========   ==========   ==========
Return:**

Ratios to       Expenses                                          .47%*         .45%         .43%         .42%         .42%
Average                                                      ==========   ==========   ==========   ==========   ==========
Net Assets:     Investment income--net                           5.26%*        5.19%        5.33%        5.02%        5.29%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental    Net assets, end of period
Data:           (in thousands)                               $  890,205   $  920,597   $  972,420   $1,216,346   $1,377,025
                                                             ==========   ==========   ==========   ==========   ==========
                Portfolio turnover                               13.92%       64.39%       94.08%       86.35%      102.89%
                                                             ==========   ==========   ==========   ==========   ==========



The following per share data and ratios                                                 Insured Portfolio
have been derived from information                                                           Class B
provided in the financial statements.                        For the Six
                                                             Months Ended          For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                     Dec. 31, 2001    2001         2000         1999          1998
Per Share       Net asset value, beginning of period          $    7.68    $    7.36    $    7.78    $    8.24    $    8.05
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:    Investment income--net                              .18          .34          .34          .35          .37
                Realized and unrealized gain
                (loss) on investments--net                        (.02)          .32        (.31)        (.27)          .20
                                                              ---------    ---------    ---------    ---------    ---------
                Total from investment operations                    .16          .66          .03          .08          .57
                                                              ---------    ---------    ---------    ---------    ---------
                Less dividends and distributions:
                   Investment income--net                         (.18)        (.34)        (.34)        (.35)        (.37)
                   Realized gain on investments--net               --++           --           --        (.19)        (.01)
                   In excess of realized gain on
                   investments--net                                  --           --        (.11)           --           --
                                                              ---------    ---------    ---------    ---------    ---------
                Total dividends and distributions                 (.18)        (.34)        (.45)        (.54)        (.38)
                                                              ---------    ---------    ---------    ---------    ---------
                Net asset value, end of period                $    7.66    $    7.68    $    7.36    $    7.78    $    8.24
                                                              =========    =========    =========    =========    =========

Total           Based on net asset value per share             2.09%+++        9.04%         .57%         .79%        7.24%
Investment                                                    =========    =========    =========    =========    =========
Return:**

Ratios to       Expenses                                         1.22%*        1.21%        1.19%        1.18%        1.18%
Average                                                       =========    =========    =========    =========    =========
Net Assets:     Investment income--net                           4.50%*        4.43%        4.56%        4.26%        4.53%
                                                              =========    =========    =========    =========    =========

Supplemental    Net assets, end of period
Data:           (in thousands)                                $ 203,414    $ 223,710    $ 276,154    $ 414,135    $ 498,624
                                                              =========    =========    =========    =========    =========
                Portfolio turnover                               13.92%       64.39%       94.08%       86.35%      102.89%
                                                              =========    =========    =========    =========    =========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Amount is less than $.01 per share.
+++Aggregate total investment return.

See Notes to Financial Statements.


Merrill Lynch Municipal Bond Fund, Inc., December 31, 2001


FINANCIAL HIGHLIGHTS (continued)


The following per share data and ratios                                                 Insured Portfolio
have been derived from information                                                           Class C
provided in the financial statements.                        For the Six
                                                             Months Ended          For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                     Dec. 31, 2001    2001         2000         1999          1998
Per Share       Net asset value, beginning of period          $    7.68    $    7.36    $    7.78    $    8.24    $    8.06
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:    Investment income--net                              .18          .33          .34          .34          .37
                Realized and unrealized gain
                (loss) on investments--net                        (.02)          .32        (.31)        (.27)          .19
                                                              ---------    ---------    ---------    ---------    ---------
                Total from investment operations                    .16          .65          .03          .07          .56
                                                              ---------    ---------    ---------    ---------    ---------
                Less dividends and distributions:
                   Investment income--net                         (.18)        (.33)        (.34)        (.34)        (.37)
                   Realized gain on investments--net               --++           --           --        (.19)        (.01)
                   In excess of realized gain on
                   investments--net                                  --           --        (.11)           --           --
                                                              ---------    ---------    ---------    ---------    ---------
                Total dividends and distributions                 (.18)        (.33)        (.45)        (.53)        (.38)
                                                              ---------    ---------    ---------    ---------    ---------
                Net asset value, end of period                $    7.66    $    7.68    $    7.36    $    7.78    $    8.24
                                                              =========    =========    =========    =========    =========

Total           Based on net asset value per share             2.06%+++        8.99%         .52%         .74%        7.05%
Investment                                                    =========    =========    =========    =========    =========
Return:**

Ratios to       Expenses                                         1.27%*        1.26%        1.24%        1.23%        1.23%
Average                                                       =========    =========    =========    =========    =========
Net Assets:     Investment income--net                           4.46%*        4.38%        4.52%        4.21%        4.48%
                                                              =========    =========    =========    =========    =========

Supplemental    Net assets, end of period
Data:           (in thousands)                                $  20,673    $  14,392    $  12,856    $  16,850    $  14,623
                                                              =========    =========    =========    =========    =========
                Portfolio turnover                               13.92%       64.39%       94.08%       86.35%      102.89%
                                                              =========    =========    =========    =========    =========



The following per share data and ratios                                                 Insured Portfolio
have been derived from information                                                           Class D
provided in the financial statements.                        For the Six
                                                             Months Ended          For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                     Dec. 31, 2001    2001         2000         1999          1998
Per Share       Net asset value, beginning of period          $    7.69    $    7.36    $    7.79    $    8.24    $    8.06
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:    Investment income--net                              .20          .37          .38          .39          .41
                Realized and unrealized gain
                (loss) on investments--net                        (.03)          .33        (.32)        (.26)          .19
                                                              ---------    ---------    ---------    ---------    ---------
                Total from investment operations                    .17          .70          .06          .13          .60
                                                              ---------    ---------    ---------    ---------    ---------
                Less dividends and distributions:
                   Investment income--net                         (.20)        (.37)        (.38)        (.39)        (.41)
                   Realized gain on investments--net               --++           --           --        (.19)        (.01)
                   In excess of realized gain on
                   investments--net                                  --           --        (.11)           --           --
                                                              ---------    ---------    ---------    ---------    ---------
                Total dividends and distributions                 (.20)        (.37)        (.49)        (.58)        (.42)
                                                              ---------    ---------    ---------    ---------    ---------
                Net asset value, end of period                $    7.66    $    7.69    $    7.36    $    7.79    $    8.24
                                                              =========    =========    =========    =========    =========

Total           Based on net asset value per share             2.22%+++        9.74%         .96%        1.43%        7.65%
Investment                                                    =========    =========    =========    =========    =========
Return:**

Ratios to       Expenses                                          .72%*         .70%         .68%         .67%         .67%
Average                                                       =========    =========    =========    =========    =========
Net Assets:     Investment income--net                           5.01%*        4.94%        5.10%        4.77%        5.03%
                                                              =========    =========    =========    =========    =========

Supplemental    Net assets, end of period
Data:           (in thousands)                                $ 148,339    $ 145,688    $  99,326    $  81,238    $  48,706
                                                              =========    =========    =========    =========    =========
                Portfolio turnover                               13.92%       64.39%       94.08%       86.35%      102.89%
                                                              =========    =========    =========    =========    =========




The following per share data and ratios                                                 National Portfolio
have been derived from information                                                           Class A
provided in the financial statements.                        For the Six
                                                             Months Ended          For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                     Dec. 31, 2001    2001         2000         1999          1998
Per Share       Net asset value, beginning of period          $   10.14    $    9.70    $   10.22    $   10.64    $   10.38
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:    Investment income--net                              .33          .54          .56          .56          .59
                Realized and unrealized gain
                (loss)on investments--net                         (.07)          .44        (.52)        (.42)          .26
                                                              ---------    ---------    ---------    ---------    ---------
                Total from investment operations                    .26          .98          .04          .14          .85
                                                              ---------    ---------    ---------    ---------    ---------
                Less dividends and distributions:
                   Investment income--net                         (.33)        (.54)        (.56)        (.56)        (.59)
                   Realized gain on investments--net               --++           --           --           --           --
                   In excess of realized gain on
                   investments--net                                  --           --           --         --++           --
                                                              ---------    ---------    ---------    ---------    ---------
                Total dividends and distributions                 (.33)        (.54)        (.56)        (.56)        (.59)
                                                              ---------    ---------    ---------    ---------    ---------
                Net asset value, end of period                $   10.07    $   10.14    $    9.70    $   10.22    $   10.64
                                                              =========    =========    =========    =========    =========

Total           Based on net asset value per share             2.10%+++       10.32%         .58%        1.28%        8.36%
Investment                                                    =========    =========    =========    =========    =========
Return:**

Ratios to       Expenses                                          .60%*         .58%         .56%         .55%         .55%
Average                                                       =========    =========    =========    =========    =========
Net Assets:     Investment income--net                           5.39%*        5.42%        5.74%        5.26%        5.58%
                                                              =========    =========    =========    =========    =========

Supplemental    Net assets, end of period
Data:           (in thousands)                                $ 626,572    $ 653,685    $ 682,553    $ 877,841    $ 964,940
                                                              =========    =========    =========    =========    =========
                Portfolio turnover                               16.13%       80.88%      108.43%      125.75%      142.02%
                                                              =========    =========    =========    =========    =========



The following per share data and ratios                                                 National Portfolio
have been derived from information                                                           Class B
provided in the financial statements.                        For the Six
                                                             Months Ended          For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                     Dec. 31, 2001    2001         2000         1999          1998
Per Share       Net asset value, beginning of period          $   10.14    $    9.70    $   10.21    $   10.63    $   10.37
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:    Investment income--net                              .28          .46          .49          .48          .51
                Realized and unrealized gain
                (loss) on investments--net                        (.07)          .44        (.51)        (.42)          .26
                                                              ---------    ---------    ---------    ---------    ---------
                Total from investment operations                    .21          .90        (.02)          .06          .77
                                                              ---------    ---------    ---------    ---------    ---------
                Less dividends and distributions:
                   Investment income--net                         (.28)        (.46)        (.49)        (.48)        (.51)
                   Realized gain on investments--net               --++           --           --           --           --
                   In excess of realized gain on
                   investments--net                                  --           --           --         --++           --
                                                              ---------    ---------    ---------    ---------    ---------
                Total dividends and distributions                 (.28)        (.46)        (.49)        (.48)        (.51)
                                                              ---------    ---------    ---------    ---------    ---------
                Net asset value, end of period                $   10.07    $   10.14    $    9.70    $   10.21    $   10.63
                                                              =========    =========    =========    =========    =========


Total           Based on net asset value per share             1.71%+++        9.49%       (.09%)         .51%        7.55%
Investment                                                    =========    =========    =========    =========    =========
Return:**

Ratios to       Expenses                                         1.36%*        1.34%        1.32%        1.31%        1.31%
Average                                                       =========    =========    =========    =========    =========
Net Assets:     Investment income--net                           4.64%*        4.67%        4.98%        4.50%        4.82%
                                                              =========    =========    =========    =========    =========

Supplemental    Net assets, end of period
Data:           (in thousands)                                $ 227,826    $ 227,592    $ 254,860    $ 374,642    $ 406,798
                                                              =========    =========    =========    =========    =========
                Portfolio turnover                               16.13%       80.88%      108.43%      125.75%      142.02%
                                                              =========    =========    =========    =========    =========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Amount is less than $.01 per share.
+++Aggregate total investment return.

See Notes to Financial Statements.


Merrill Lynch Municipal Bond Fund, Inc., December 31, 2001


FINANCIAL HIGHLIGHTS (continued)

The following per share data and ratios                                                 National Portfolio
have been derived from information                                                           Class C
provided in the financial statements.                        For the Six
                                                             Months Ended          For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                     Dec. 31, 2001    2001         2000         1999          1998
Per Share       Net asset value, beginning of period          $   10.14    $    9.71    $   10.22    $   10.64    $   10.38
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:    Investment income--net                              .28          .46          .48          .47          .50
                Realized and unrealized gain
                (loss)on investments--net                         (.07)          .43        (.51)        (.42)          .26
                                                              ---------    ---------    ---------    ---------    ---------
                Total from investment operations                    .21          .89        (.03)          .05          .76
                                                              ---------    ---------    ---------    ---------    ---------
                Less dividends and distributions:
                   Investment income--net                         (.28)        (.46)        (.48)        (.47)        (.50)
                   Realized gain on investments--net               --++           --           --           --           --
                   In excess of realized gain on
                   investments--net                                  --           --           --         --++           --
                                                              ---------    ---------    ---------    ---------    ---------
                Total dividends and distributions                 (.28)        (.46)        (.48)        (.47)        (.50)
                                                              ---------    ---------    ---------    ---------    ---------
                Net asset value, end of period                $   10.07    $   10.14    $    9.71    $   10.22    $   10.64
                                                              =========    =========    =========    =========    =========

Total           Based on net asset value per share             1.69%+++        9.33%       (.13%)         .47%        7.49%
Investment                                                    =========    =========    =========    =========    =========
Return:**

Ratios to       Expenses                                         1.41%*        1.39%        1.37%        1.36%        1.36%
Average                                                       =========    =========    =========    =========    =========
Net Assets:     Investment income--net                           4.60%*        4.61%        4.92%        4.45%        4.76%
                                                              =========    =========    =========    =========    =========

Supplemental    Net assets, end of period
Data:           (in thousands)                                $  35,135    $  31,880    $  30,303    $  47,901    $  41,087
                                                              =========    =========    =========    =========    =========
                Portfolio turnover                               16.13%       80.88%      108.43%      125.75%      142.02%
                                                              =========    =========    =========    =========    =========




The following per share data and ratios                                                 National Portfolio
have been derived from information                                                           Class D
provided in the financial statements.                        For the Six
                                                             Months Ended          For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                     Dec. 31, 2001    2001         2000         1999          1998
Per Share       Net asset value, beginning of period          $   10.15    $    9.71    $   10.22    $   10.64    $   10.39
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:    Investment income--net                              .32          .52          .54          .53          .56
                Realized and unrealized gain
                (loss) on investments--net                        (.07)          .44        (.51)        (.42)          .25
                                                              ---------    ---------    ---------    ---------    ---------
                Total from investment operations                    .25          .96          .03          .11          .81
                                                              ---------    ---------    ---------    ---------    ---------
                Less dividends and distributions:
                   Investment income--net                         (.32)        (.52)        (.54)        (.53)        (.56)
                   Realized gain on investments--net               --++           --           --           --           --
                   In excess of realized gain on
                   investments--net                                  --           --           --         --++           --
                                                              ---------    ---------    ---------    ---------    ---------
                Total dividends and distributions                 (.32)        (.52)        (.54)        (.53)        (.56)
                                                              ---------    ---------    ---------    ---------    ---------
                Net asset value, end of period                $   10.08    $   10.15    $    9.71    $   10.22    $   10.64
                                                              =========    =========    =========    =========    =========

Total           Based on net asset value per share             1.97%+++       10.04%         .43%        1.03%        7.99%
Investment                                                    =========    =========    =========    =========    =========
Return:**

Ratios to       Expenses                                          .85%*         .83%         .81%         .81%         .80%
Average                                                       =========    =========    =========    =========    =========
Net Assets:     Investment income--net                           5.14%*        5.16%        5.50%        5.01%        5.32%
                                                              =========    =========    =========    =========    =========

Supplemental    Net assets, end of period
Data:           (in thousands)                                $ 107,735    $ 124,082    $  86,701    $  93,201    $  68,162
                                                              =========    =========    =========    =========    =========
                Portfolio turnover                               16.13%       80.88%      108.43%      125.75%      142.02%
                                                              =========    =========    =========    =========    =========




The following per share data and ratios                                             Limited Maturity Portfolio
have been derived from information                                                           Class A
provided in the financial statements.                        For the Six
                                                             Months Ended          For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                     Dec. 31, 2001    2001         2000         1999          1998
Per Share       Net asset value, beginning of period          $   10.05    $    9.85    $    9.91    $    9.96    $    9.93
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:    Investment income--net                              .19          .39          .38          .37          .39
                Realized and unrealized gain
                (loss) on investments--net                          .04          .20        (.06)        (.04)          .03
                                                              ---------    ---------    ---------    ---------    ---------
                Total from investment operations                    .23          .59          .32          .33          .42
                                                              ---------    ---------    ---------    ---------    ---------
                Less dividends and distributions:
                   Investment income--net                         (.19)        (.39)        (.38)        (.37)        (.39)
                   In excess of realized gain on
                   investments--net                                  --           --           --        (.01)           --
                                                              ---------    ---------    ---------    ---------    ---------
                Total dividends and distributions                 (.19)        (.39)        (.38)        (.38)        (.39)
                                                              ---------    ---------    ---------    ---------    ---------
                Net asset value, end of period                $   10.09    $   10.05    $    9.85    $    9.91    $    9.96
                                                              =========    =========    =========    =========    =========

Total           Based on net asset value per share             2.17%+++        6.07%        3.31%        3.37%        4.26%
Investment                                                    =========    =========    =========    =========    =========
Return:**

Ratios to       Expenses                                          .43%*         .44%         .40%         .43%         .43%
Average                                                       =========    =========    =========    =========    =========
Net Assets:     Investment income--net                           3.48%*        3.91%        3.83%        3.75%        3.88%
                                                              =========    =========    =========    =========    =========

Supplemental    Net assets, end of period
Data:           (in thousands)                                $ 185,378    $ 191,481    $ 215,421    $ 261,970    $ 295,641
                                                              =========    =========    =========    =========    =========
                Portfolio turnover                               26.98%       51.94%       51.42%       40.28%       72.69%
                                                              =========    =========    =========    =========    =========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Amount is less than $.01 per share.
+++Aggregate total investment return.

See Notes to Financial Statements.


Merrill Lynch Municipal Bond Fund, Inc., December 31, 2001


FINANCIAL HIGHLIGHTS (concluded)

The following per share data and ratios                                             Limited Maturity Portfolio
have been derived from information                                                           Class B
provided in the financial statements.                        For the Six
                                                             Months Ended          For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                     Dec. 31, 2001    2001         2000         1999          1998
Per Share       Net asset value, beginning of period          $   10.06    $    9.86    $    9.92    $    9.97    $    9.94
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:    Investment income--net                              .16          .35          .35          .34          .35
                Realized and unrealized gain
                (loss) on investments--net                          .03          .20        (.06)        (.04)          .03
                                                              ---------    ---------    ---------    ---------    ---------
                Total from investment operations                    .19          .55          .29          .30          .38
                                                              ---------    ---------    ---------    ---------    ---------
                Less dividends and distributions:
                   Investment income--net                         (.16)        (.35)        (.35)        (.34)        (.35)
                   In excess of realized gain on
                   investments--net                                  --           --           --        (.01)           --
                                                              ---------    ---------    ---------    ---------    ---------
                Total dividends and distributions                 (.16)        (.35)        (.35)        (.35)        (.35)
                                                              ---------    ---------    ---------    ---------    ---------
                Net asset value, end of period                $   10.09    $   10.06    $    9.86    $    9.92    $    9.97
                                                              =========    =========    =========    =========    =========

Total           Based on net asset value per share              1.89%++        5.69%        2.94%        3.01%        3.89%
Investment                                                    =========    =========    =========    =========    =========
Return:**

Ratios to       Expenses                                          .79%*         .80%         .76%         .78%         .78%
Average                                                       =========    =========    =========    =========    =========
Net Assets:     Investment income--net                           3.10%*        3.55%        3.47%        3.39%        3.43%
                                                              =========    =========    =========    =========    =========

Supplemental    Net assets, end of period
Data:           (in thousands)                                $  49,278    $  31,480    $  32,742    $  42,930    $  44,714
                                                              =========    =========    =========    =========    =========
                Portfolio turnover                               26.98%       51.94%       51.42%       40.28%       72.69%
                                                              =========    =========    =========    =========    =========



The following per share data and ratios                                             Limited Maturity Portfolio
have been derived from information                                                           Class C
provided in the financial statements.                        For the Six
                                                             Months Ended          For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                     Dec. 31, 2001    2001         2000         1999          1998
Per Share       Net asset value, beginning of period          $   10.01    $    9.82    $    9.88    $    9.94    $    9.91
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:    Investment income--net                              .16          .35          .34          .34          .35
                Realized and unrealized gain
                (loss) on investments--net                          .04          .19        (.06)        (.05)          .03
                                                              ---------    ---------    ---------    ---------    ---------
                Total from investment operations                    .20          .54          .28          .29          .38
                                                              ---------    ---------    ---------    ---------    ---------
                Less dividends and distributions:
                   Investment income--net                         (.16)        (.35)        (.34)        (.34)        (.35)
                   In excess of realized gain on
                   investments--net                                  --           --           --        (.01)           --
                                                              ---------    ---------    ---------    ---------    ---------
                Total dividends and distributions                 (.16)        (.35)        (.34)        (.35)        (.35)
                                                              ---------    ---------    ---------    ---------    ---------
                Net asset value, end of period                $   10.05    $   10.01    $    9.82    $    9.88    $    9.94
                                                              =========    =========    =========    =========    =========

Total           Based on net asset value per share              1.98%++        5.59%        2.93%        2.89%        3.88%
Investment                                                    =========    =========    =========    =========    =========
Return:**

Ratios to       Expenses                                          .79%*         .81%         .76%         .79%         .79%
Average                                                       =========    =========    =========    =========    =========
Net Assets:     Investment income--net                           3.08%*        3.53%        3.46%        3.37%        4.27%
                                                              =========    =========    =========    =========    =========

Supplemental    Net assets, end of period
Data:           (in thousands)                                $   1,484    $     602    $     308    $     437    $      86
                                                              =========    =========    =========    =========    =========
                Portfolio turnover                               26.98%       51.94%       51.42%       40.28%       72.69%
                                                              =========    =========    =========    =========    =========



The following per share data and ratios                                             Limited Maturity Portfolio
have been derived from information                                                           Class D
provided in the financial statements.                        For the Six
                                                             Months Ended          For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                     Dec. 31, 2001    2001         2000         1999          1998
Per Share       Net asset value, beginning of period          $   10.06    $    9.86    $    9.92    $    9.97    $    9.94
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:    Investment income--net                              .18          .38          .37          .37          .38
                Realized and unrealized gain
                (loss) on investments--net                          .04          .20        (.06)        (.04)          .03
                                                              ---------    ---------    ---------    ---------    ---------
                Total from investment operations                    .22          .58          .31          .33          .41
                                                              ---------    ---------    ---------    ---------    ---------
                Less dividends and distributions:
                   Investment income--net                         (.18)        (.38)        (.37)        (.37)        (.38)
                   In excess of realized gain on
                   investments--net                                  --           --           --        (.01)           --
                                                              ---------    ---------    ---------    ---------    ---------
                Total dividends and distributions                 (.18)        (.38)        (.37)        (.38)        (.38)
                                                              ---------    ---------    ---------    ---------    ---------
                Net asset value, end of period                $   10.10    $   10.06    $    9.86    $    9.92    $    9.97
                                                              =========    =========    =========    =========    =========

Total           Based on net asset value per share              2.12%++        5.96%        3.20%        3.27%        4.16%
Investment                                                    =========    =========    =========    =========    =========
Return:**

Ratios to       Expenses                                          .53%*         .54%         .50%         .53%         .54%
Average                                                       =========    =========    =========    =========    =========
Net Assets:     Investment income--net                           3.35%*        3.80%        3.72%        3.65%        3.89%
                                                              =========    =========    =========    =========    =========

Supplemental    Net assets, end of period
Data:           (in thousands)                                $  85,005    $  42,619    $  39,090    $  83,177    $  68,562
                                                              =========    =========    =========    =========    =========
                Portfolio turnover                               26.98%       51.94%       51.42%       40.28%       72.69%
                                                              =========    =========    =========    =========    =========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Aggregate total investment return.

See Notes to Financial Statements.


Merrill Lynch Municipal Bond Fund, Inc., December 31, 2001


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Municipal Bond Fund, Inc. ("the Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund's Portfolios offer four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Insured Portfolio: Where bonds in the Portfolio have not been insured pursuant to policies obtained by the issuer, the Fund has obtained insurance with respect to the payment of interest and principal of each bond. Such insurance is valid as long as the bonds are held by the Fund.

All Portfolios: Municipal bonds and money market securities are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. Positions in futures contracts and options thereon, which are traded on exchanges, are valued at closing prices as of the close of such exchanges. Assets for which market quotations are not readily available are valued at fair value on a consistent basis using methods determined in good faith by the Fund's Board of Directors, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund's Portfolios may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolios deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolios as unrealized gains or losses. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. As required, effective July 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premiums and discounts on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $1,299,562 reduction in cost of securities of the Insured Portfolio (which in return results in a corresponding $1,299,562 increase in net unrealized appreciation and a corresponding $1,299,562 decrease in undistributed net investment income), based on securities held by the Insured Portfolio as of June 30, 2001.

The effect of this change on the Insured Portfolio for the six months ended December 31, 2001 was to decrease net investment income by $76,244, decrease net realized capital gains by $37,251 and increase net unrealized appreciation by $1,413,057. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

(e) Prepaid registration fees--Prepaid registration fees are charged to expenses as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions and post-October losses.

(g) Expenses--Certain expenses have been allocated to the individual Portfolios in the Fund on a pro rata basis based upon the respective aggregate net asset value of each Portfolio included in the Fund.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. For such services, FAM receives at the end of each month a fee with respect to each Portfolio at the annual rates set forth below which are based upon the average daily value of the Fund's net assets.


                                          Rate of Advisory Fee

Aggregate of Average Daily                                     Limited
Net Assets of the Three          Insured        National       Maturity
Combined Portfolios             Portfolio      Portfolio      Portfolio

Not exceeding $250 million           .40  %         .50  %         .40  %
In excess of $250 million
but not exceeding $400 million       .375           .475           .375
In excess of $400 million
but not exceeding $550 million       .375           .475           .35
In excess of $550 million
but not exceeding $1.5 billion       .375           .475           .325
In excess of $1.5 billion            .35            .475           .325


Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                    Account Maintenance                         Distribution
                          Fees                                       Fees

                                      Limited                                 Limited
             Insured      National    Maturity       Insured      National    Maturity
            Portfolio    Portfolio   Portfolio      Portfolio    Portfolio   Portfolio
Class B        .25%         .25%       .15%           .50%         .50%         .20%
Class C        .25          .25        .15            .55          .55          .20
Class D        .25          .25        .10             --           --           --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended December 31, 2001, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares follows:

                                                     Limited
                       Insured        National       Maturity
                      Portfolio      Portfolio      Portfolio
Class A Shares:

FAMD                   $12,083        $ 5,197        $   416
MLPF&S                  75,130         43,038          1,751

Class D Shares:

FAMD                   $ 4,236        $ 3,465        $ 4,363
MLPF&S                  45,389         39,626         21,824


For the six months ended December 31, 2001, MLPF&S received contingent deferred sales charges of $223,196 relating to transactions in Class B Shares, amounting to $88,536, $121,371 and $13,289 in the Insured, National and Limited Maturity Portfolios, respectively, and $4,857 relating to transactions in Class C Shares, amounting to $975 and $3,882 in the Insured and National Portfolios, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $1,176 relating to transactions subject to front-end sales charge waivers in Class D Shares in the Insured Portfolio.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended December 31, 2001, the Fund reimbursed FAM $20,049, $16,491 and $4,428 for the Insured, National and Limited
Maturity Portfolios, respectively, for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, FAMD, FDS, and/or ML & Co.



Merrill Lynch Municipal Bond Fund, Inc., December 31, 2001


NOTES TO FINANCIAL STATEMENTS (continued)


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended December 31, 2001 were as follows:


                                  Purchases           Sales

Insured Portfolio              $  185,759,071  $  175,439,699
National Portfolio                160,989,224     217,681,298
Limited Maturity Portfolio        103,898,156      69,785,764


Net realized gains (losses) for the six months ended December 31, 2001 and net unrealized gains as of December 31, 2001 were as follows:


                                       Realized        Unrealized
Insured Portfolio                   Gains (Losses)       Gains

Long-term investments             $    7,463,186     $   58,500,379
Financial futures contracts          (1,086,831)                 --
                                  --------------     --------------
Total                             $    6,376,355     $   58,500,379
                                  ==============     ==============




                                       Realized        Unrealized
National Portfolio                  Gains (Losses)       Gains

Long-term investments             $    1,649,458     $   28,422,184
Financial futures contracts             (80,594)                 --
                                  --------------     --------------
Total                             $    1,568,864     $   28,422,184
                                  ==============     ==============





                                       Realized        Unrealized
Limited Maturity Portfolio              Gains            Gains

Long-term investments              $     343,045     $    4,542,847
                                  --------------     --------------
Total                              $     343,045     $    4,542,847
                                  ==============     ==============



As of December 31, 2001 net unrealized appreciation for Federal income tax purposes were as follows:

                                      Gross          Gross           Net
                                    Unrealized     Unrealized     Unrealized
                                   Appreciation   Depreciation   Appreciation

Insured Portfolio                  $62,100,677    $ 3,600,298    $58,500,379
National Portfolio                  45,686,009     17,263,825     28,422,184
Limited Maturity Portfolio           4,684,786        141,939      4,542,847


The aggregate cost of investments at December 31, 2001 for Federal income tax purposes was $1,203,642,489 for the Insured Portfolio, $955,201,587 for the National Portfolio, and $312,760,056 for the Limited Maturity Portfolio.


4. Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions for the six months ended December 31, 2001 and for the year ended June 30, 2001 were $(38,306,672) and $(114,411,068), respectively, for the Insured Portfolio; $(33,363,587) and $(64,099,665), respectively, for the National Portfolio, and $53,969,807 and $(26,812,001), respectively, for the Limited
Maturity Portfolio.

Transactions in capital shares for each class were as follows:

Insured Portfolio

Class A Shares for the Six Months                        Dollar
Ended December 31, 2001                   Shares         Amount

Shares sold                            1,142,665     $    8,911,060
Shares issued to shareholders
in reinvestment of dividends
and distributions                      1,356,291         10,543,679
                                  --------------     --------------
Total issued                           2,498,956         19,454,739
Shares redeemed                      (6,086,702)       (47,423,279)
                                  --------------     --------------
Net decrease                         (3,587,746)     $ (27,968,540)
                                  ==============     ==============



Insured Portfolio

Class A Shares for the Year                              Dollar
Ended June 30, 2001                       Shares         Amount

Shares sold                            1,427,734     $   10,879,765
Shares issued to shareholders
in reinvestment of dividends           2,625,131         19,947,178
                                  --------------     --------------
Total issued                           4,052,865         30,826,943
Shares redeemed                     (16,366,210)      (123,992,361)
                                  --------------     --------------
Net decrease                        (12,313,345)     $ (93,165,418)
                                  ==============     ==============



Insured Portfolio

Class B Shares for the Six Months                        Dollar
Ended December 31, 2001                   Shares         Amount

Shares sold                            1,908,287     $   14,871,865
Shares issued to shareholders
in reinvestment of dividends
and distributions                        309,358          2,404,042
                                  --------------     --------------
Total issued                           2,217,645         17,275,907
Automatic conversion of shares       (2,531,500)       (19,803,666)
Shares redeemed                      (2,244,060)       (17,449,895)
                                  --------------     --------------
Net decrease                         (2,557,915)     $ (19,977,654)
                                  ==============     ==============



Insured Portfolio

Class B Shares for the Year                              Dollar
Ended June 30, 2001                       Shares         Amount

Shares sold                            2,812,803     $   21,451,283
Shares issued to shareholders
in reinvestment of dividends             667,922          5,069,294
                                  --------------     --------------
Total issued                           3,480,725         26,520,577
Automatic conversion of shares       (4,267,970)       (32,457,905)
Shares redeemed                      (7,622,598)       (57,690,475)
                                  --------------     --------------
Net decrease                         (8,409,843)     $ (63,627,803)
                                  ==============     ==============



Insured Portfolio

Class C Shares for the Six Months                        Dollar
Ended December 31, 2001                   Shares         Amount

Shares sold                              945,338     $    7,357,082
Shares issued to shareholders
in reinvestment of dividends
and distributions                         24,602            191,035
                                  --------------     --------------
Total issued                             969,940          7,548,117
Shares redeemed                        (144,094)        (1,123,305)
                                  --------------     --------------
Net increase                             825,846     $    6,424,812
                                  ==============     ==============



Insured Portfolio

Class C Shares for the Year                              Dollar
Ended June 30, 2001                       Shares         Amount

Shares sold                              499,727     $    3,826,445
Shares issued to shareholders
in reinvestment of dividends              35,920            272,860
                                  --------------     --------------
Total issued                             535,647          4,099,305
Shares redeemed                        (409,419)        (3,101,300)
                                  --------------     --------------
Net increase                             126,228     $      998,005
                                  ==============     ==============



Insured Portfolio

Class D Shares for the Six Months                        Dollar
Ended December 31, 2001                   Shares         Amount

Shares sold                            5,287,837     $   41,066,443
Automatic conversion of shares         2,531,500         19,803,666
Shares issued to shareholders
in reinvestment of dividends
and distributions                        253,126          1,968,092
                                  --------------     --------------
Total issued                           8,072,463         62,838,201
Shares redeemed                      (7,663,002)       (59,623,491)
                                  --------------     --------------
Net increase                             409,461     $    3,214,710
                                  ==============     ==============



Insured Portfolio

Class D Shares for the Year                              Dollar
Ended June 30, 2001                       Shares         Amount

Shares sold                           13,510,419     $  102,970,054
Automatic conversion of shares         4,266,565         32,457,905
Shares issued to shareholders
in reinvestment of dividends             388,222          2,953,112
                                  --------------     --------------
Total issued                          18,165,206        138,381,071
Shares redeemed                     (12,703,356)       (96,996,923)
                                  --------------     --------------
Net increase                           5,461,850     $   41,384,148
                                  ==============     ==============



National Portfolio

Class A Shares for the Six Months                        Dollar
Ended December 31, 2001                   Shares         Amount

Shares sold                            1,074,825     $   10,967,868
Shares issued resulting from
reorganization                           295,163          3,024,773
Shares issued to shareholders
in reinvestment of dividends
and distributions                        892,022          9,117,817
                                  --------------     --------------
Total issued                           2,262,010         23,110,458
Shares redeemed                      (4,503,171)       (46,027,229)
                                  --------------     --------------
Net decrease                         (2,241,161)     $ (22,916,771)
                                  ==============     ==============



National Portfolio

Class A Shares for the Year                              Dollar
Ended June 30, 2001                       Shares         Amount

Shares sold                            3,205,962     $   31,960,303
Shares issued to shareholders
in reinvestment of dividends           1,804,242         18,050,261
                                  --------------     --------------
Total issued                           5,010,204         50,010,564
Shares redeemed                     (10,899,821)      (109,075,525)
                                  --------------     --------------
Net decrease                         (5,889,617)     $ (59,064,961)
                                  ==============     ==============



National Portfolio

Class B Shares for the Six Months                        Dollar
Ended December 31, 2001                   Shares         Amount

Shares sold                            1,643,674     $   16,901,048
Shares issued resulting from
reorganization                         1,491,600         15,306,325
Shares issued to shareholders
in reinvestment of dividends
and distributions                        241,675          2,469,913
                                  --------------     --------------
Total issued                           3,376,949         34,677,286
Automatic conversion of shares         (858,043)        (8,808,749)
Shares redeemed                      (2,338,937)       (23,928,170)
                                  --------------     --------------
Net increase                             179,969     $    1,940,367
                                  ==============     ==============



Merrill Lynch Municipal Bond Fund, Inc., December 31, 2001


NOTES TO FINANCIAL STATEMENTS (continued)



National Portfolio

Class B Shares for the Year                              Dollar
Ended June 30, 2001                       Shares         Amount

Shares sold                            3,513,254     $   35,164,873
Shares issued to shareholders
in reinvestment of dividends             479,599          4,794,417
                                  --------------     --------------
Total issued                           3,992,853         39,959,290
Automatic conversion of shares       (1,524,031)       (15,253,380)
Shares redeemed                      (6,294,843)       (62,763,426)
                                  --------------     --------------
Net decrease                         (3,826,021)     $ (38,057,516)
                                  ==============     ==============



National Portfolio

Class C Shares for the Six Months                        Dollar
Ended December 31, 2001                   Shares         Amount

Shares sold                              561,808     $    5,766,633
Shares issued resulting from
reorganization                           233,237          2,398,238
Shares issued to shareholders
in reinvestment of dividends
and distributions                         44,509            454,788
                                  --------------     --------------
Total issued                             839,554          8,619,659
Shares redeemed                        (494,457)        (5,058,558)
                                  --------------     --------------
Net increase                             345,097     $    3,561,101
                                  ==============     ==============



National Portfolio

Class C Shares for the Year                              Dollar
Ended June 30, 2001                       Shares         Amount

Shares sold                              794,329     $    8,018,241
Shares issued to shareholders
in reinvestment of dividends              74,364            744,084
                                  --------------     --------------
Total issued                             868,693          8,762,325
Shares redeemed                        (848,298)        (8,455,809)
                                  --------------     --------------
Net increase                              20,395     $      306,516
                                  ==============     ==============



National Portfolio

Class D Shares for the Six Months                        Dollar
Ended December 31, 2001                   Shares         Amount

Shares sold                            2,334,529     $   23,815,172
Automatic conversion of shares           857,466          8,808,749
Shares issued resulting from
reorganization                           274,115          2,804,265
Shares issued to shareholders
in reinvestment of dividends
and distributions                        148,274          1,517,349
                                  --------------     --------------
Total issued                           3,614,384         36,945,535
Shares redeemed                      (5,151,405)       (52,893,819)
                                  --------------     --------------
Net decrease                         (1,537,021)     $ (15,948,284)
                                  ==============     ==============



National Portfolio

Class D Shares for the Year                              Dollar
Ended June 30, 2001                       Shares         Amount

Shares sold                            9,806,380     $   98,249,860
Automatic conversion of shares         1,522,876         15,253,380
Shares issued to shareholders
in reinvestment of dividends             238,130          2,387,772
                                  --------------     --------------
Total issued                          11,567,386        115,891,012
Shares redeemed                      (8,269,580)       (83,174,716)
                                  --------------     --------------
Net increase                           3,297,806     $   32,716,296
                                  ==============     ==============



Limited Maturity Portfolio

Class A Shares for the Six Months                        Dollar
Ended December 31, 2001                   Shares         Amount

Shares sold                            1,170,924     $   11,849,605
Shares issued to shareholders
in reinvestment of dividends             193,894          1,959,024
                                  --------------     --------------
Total issued                           1,364,818         13,808,629
Shares redeemed                      (2,042,992)       (20,664,924)
                                  --------------     --------------
Net decrease                           (678,174)     $  (6,856,295)
                                  ==============     ==============



Limited Maturity Portfolio

Class A Shares for the Year                              Dollar
Ended June 30, 2001                       Shares         Amount

Shares sold                            1,462,647     $   14,632,026
Shares issued to shareholders
in reinvestment of dividends             452,741          4,510,226
                                  --------------     --------------
Total issued                           1,915,388         19,142,252
Shares redeemed                      (4,727,779)       (47,108,289)
                                  --------------     --------------
Net decrease                         (2,812,391)     $ (27,966,037)
                                  ==============     ==============



Limited Maturity Portfolio

Class B Shares for the Six Months                        Dollar
Ended December 31, 2001                   Shares         Amount

Shares sold                            2,045,611     $   20,696,222
Shares issued to shareholders
in resinvestment of dividends             39,733            401,551
                                  --------------     --------------
Total issued                           2,085,344         21,097,773
Automatic conversion of shares          (93,890)          (948,373)
Shares redeemed                        (240,109)        (2,428,851)
                                  --------------     --------------
Net increase                           1,751,345     $   17,720,549
                                  ==============     ==============



Limited Maturity Portfolio

Class B Shares for the Year                              Dollar
Ended June 30, 2001                       Shares         Amount

Shares sold                              624,476     $    6,238,998
Shares issued to shareholders
in resinvestment of dividends             69,458            692,233
                                  --------------     --------------
Total issued                             693,934          6,931,231
Automatic conversion of shares          (79,376)          (792,225)
Shares redeemed                        (805,597)        (8,013,075)
                                  --------------     --------------
Net decrease                           (191,039)     $  (1,874,069)
                                  ==============     ==============



Limited Maturity Portfolio

Class C Shares for the Six Months                        Dollar
Ended December 31, 2001                   Shares         Amount

Shares sold                               99,407     $    1,001,405
Shares issued to shareholders
in reinvestment of dividends               1,224             12,327
                                  --------------     --------------
Total issued                             100,631          1,013,732
Shares redeemed                         (13,122)          (131,998)
                                  --------------     --------------
Net increase                              87,509     $      881,734
                                  ==============     ==============



Limited Maturity Portfolio

Class C Shares for the Year                              Dollar
Ended June 30, 2001                       Shares         Amount

Shares sold                               40,701     $      404,478
Shares issued to shareholders
in reinvestment of dividends               1,162             11,555
                                  --------------     --------------
Total issued                              41,863            416,033
Shares redeemed                         (13,145)          (130,860)
                                  --------------     --------------
Net increase                              28,718     $      285,173
                                  ==============     ==============



Limited Maturity Portfolio

Class D Shares for the Six Months                        Dollar
Ended December 31, 2001                   Shares         Amount

Shares sold                            4,783,869     $   48,319,327
Automatic conversion of shares            93,797            948,373
Shares issued to shareholders
in reinvestment of dividends              79,284            801,907
                                  --------------     --------------
Total issued                           4,956,950         50,069,607
Shares redeemed                        (776,840)        (7,845,788)
                                  --------------     --------------
Net increase                           4,180,110     $   42,223,819
                                  ==============     ==============



Limited Maturity Portfolio

Class D Shares for the Year                              Dollar
Ended June 30, 2001                       Shares         Amount

Shares sold                            1,740,306     $   17,346,660
Automatic conversion of shares            79,340            792,225
Shares issued to shareholders
in reinvestment of dividends              80,824            806,042
                                  --------------     --------------
Total issued                           1,900,470         18,944,927
Shares redeemed                      (1,628,053)       (16,201,995)
                                  --------------     --------------
Net increase                             272,417     $    2,742,932
                                  ==============     ==============



5. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of ..09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 30, 2001, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the six months ended December 31, 2001.


6. Capital Loss Carryforward:
At June 30, 2001, the Insured Portfolio had a net capital loss carryforward of approximately $50,189,000, of which $17,630,000 expires in 2008; and $32,559,000 expires in 2009; the National Portfolio had a net capital loss carryforward of approximately $44,931,000, of which $25,616,000 expires in 2008 and $19,315,000 expires in 2009; and the Limited Maturity Portfolio had a net capital loss carryforward of approximately $2,474,000, of which $1,928,000 expires in 2003; $120,000 expires in 2008 and $426,000 expires in 2009. These amounts will be available to offset like amounts of any future taxable gains.



Merrill Lynch Municipal Bond Fund, Inc., December 31, 2001


NOTES TO FINANCIAL STATEMENTS (concluded)


7. Acquisition of Other FAM-Managed Investment Companies:
On July 23, 2001, the National Portfolio acquired all of the net assets of Merrill Lynch Arkansas Municipal Bond Fund, Merrill Lynch Colorado Municipal Bond Fund and Merrill Lynch New Mexico Municipal Bond Fund pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of the following capital shares:


Shares of Beneficial
                                             Interest Exchanged

Merrill Lynch Arkansas Municipal Bond Fund              324,388
Merrill Lynch Colorado Municipal Bond Fund              973,351
Merrill Lynch New Mexico Municipal Bond Fund            272,395


In exchange for these shares, the National Portfolio issued
1,495,896 shares of common stock. As of that date, net assets of the acquired funds, including unrealized appreciation and accumulated net realized capital losses, were as follows:


                                                             Accumulated
                                                             Net Realized
                                 Net         Unrealized        Capital
                                Assets      Appreciation        Losses

Merrill Lynch Arkansas
  Municipal Bond Fund          $3,215,516     $258,494       $    (7,864)
Merrill Lynch Colorado
  Municipal Bond Fund          $9,447,405     $599,430       $(1,763,645)
Merrill Lynch New Mexico
  Municipal Bond Fund          $2,580,268     $169,100       $   (63,666)



The aggregate net assets of the National Portfolio immediately after the acquisition amounted to $1,056,310,838.

In addition, on November 12, 2001, the National Portfolio of acquired all of the net assets of Merrill Lynch Oregon Municipal Bond Fund pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of 848,856 shares of beneficial interest of Merrill Lynch Oregon Municipal Bond Fund for 798,219 shares of common stock of the National Portfolio. Merrill Lynch Oregon Municipal Bond Fund's net assets on that date of $8,345,897, including $545,122 of net unrealized appreciation and $2,699,510 of accumulated net realized capital losses, were combined with those of the National Portfolio. The aggregate net assets immediately after the acquisition amounted to $1,036,349,246.